UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01880

The Income Fund of America

(Exact Name of Registrant as Specified in Charter)

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: July 31, 2013

Patrick F. Quan

The Income Fund of America

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Investment insights
gained through an
income focus

The Income Fund of America® Annual Report for the year ended July 31, 2013

The Income Fund of America seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2013 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	7.25%	5.46%	7.00%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.58% for Class A shares as of the prospectus dated October 1, 2013 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of August 31, 2013, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 2.89%. The fund’s 12-month distribution rate for Class A shares as of that date was 3.34%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

The Income Fund of
America faced some
significant headwinds on
its way to producing solid
results for the period.

Special feature

6	Investment insights gained through an income focus

Contents

1	Letter to investors
4	The value of a long-term perspective
12	About your fund
13	The portfolio at a glance
14	Summary investment portfolio
20	Financial statements
35	Board of trustees and other officers

Fellow investors:

For the 12 months ended July 31, 2013, The Income Fund of America (IFA) gained 15.3% for those who reinvested quarterly dividends totaling 68 cents per share that were paid during the period. The fund’s return trailed the broader equity market, as measured by the unmanaged Standard & Poor’s 500 Composite Index, which rose 25.0%. The fund significantly outpaced the –1.9% return of the bond market, as represented by the unmanaged Barclays U.S. Aggregate Index. IFA also registered a considerably higher gain than its Lipper income fund peer group, which rose 8.8%.

As you can see in the table below, the fund has fared well against its benchmarks for the 10-year and lifetime periods and bested all but the S&P 500 for the five-year time frame.

Strength bookends the fiscal year

Market strength characterized the beginning and end of the fund’s fiscal year

Results at a glance

For periods ended July 31, 2013, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

The Income Fund of America (Class A shares)	15.3%	7.6%	8.0%	11.4%
Standard & Poor’s 500 Composite Index[2]	25.0	8.3	7.6	10.8
Lipper Income Funds Index	8.8	5.8	5.8	—	[3]
Barclays U.S. Aggregate Index[2]	–1.9	5.2	4.9	7.9	[4]
Consumer Price Index (inflation)[5]	2.0	1.2	2.4	4.2

[1]	Since December 1, 1973, when Capital Research and Management Company became the fund’s investment adviser.
[2]	The indexes are unmanaged and, therefore, have no expenses.
[3]	The inception date for the index was December 31, 1988.
[4]	From December 1, 1973, through December 31, 1975, the Barclays U.S. Government/Credit Index was used because the Barclays U.S. Aggregate Index did not yet exist.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The Income Fund of America	1

as signs of continuing recovery in the U.S., robust corporate earnings and favorable moves by central bankers in the U.S. and Europe buoyed markets. These positive developments trumped concerns over the U.S. fiscal-cliff situation and worries over decelerating Chinese demand that unsettled investors during the final quarter of calendar 2012.

Japan turned in excellent results as investors responded favorably to aggressive quantitative easing plans announced by the country’s central bank. In Europe, interest rate cuts and signs of softening in the region’s austerity measures helped markets fare relatively well given the challenging environment.

The bond market was rattled in May and June when the U.S. Federal Reserve signaled that it might soon begin winding down its asset-purchase program in an effort to gradually normalize interest rates.

Faring well despite headwinds

IFA faced some significant headwinds on its way to posting solid results for the period. For one, companies in the higher yielding sectors of the stock market such as utilities, telecommunication services and, to a lesser extent, consumer staples, turned in lower results than the broader market. Because of IFA’s income focus, our holdings in these sectors are typically sizable, and this weighed on results. Moreover, as a group, financial companies turned in the best results of any sector, but low yields precluded IFA from investing in many of the companies that had the best returns.

Almost all markets outside the U.S. trailed their American counterparts and, as a group, IFA’s investments in companies domiciled abroad held back returns. Returns for non-U.S. investments were further eroded by currency translation as the U.S. dollar strengthened relative to most major currencies.

Despite all these challenges, IFA was well supported by a number of its larger equity holdings. These included Home Depot (51.5%), Lockheed Martin (34.6%), HSBC Holdings (27.3%), Procter & Gamble (24.4%), Waste Management (22.2%), Pfizer (21.6%) and Bristol-Myers Squibb (21.5%). Indeed, stocks of over 50 of the companies the fund held for the full period outpaced the broader market as measured by the S&P 500.

All but one of the fund’s 20 largest holdings turned in positive results, but some of those investments nonetheless held back returns. Among them were Royal Dutch Shell (0.3%), energy company Kinder Morgan (5.5%), Microsoft (8.0%) and Merck (9.1%).

High yield better than high quality

As in recent years, high-yield bonds, which play an essential role in providing income for the fund, were the strongest area of IFA’s fixed-income portfolio. This is not surprising as an improving economy often bolsters high-yield bond prices because the ability of the issuers to service their debts is thought to improve.

Higher quality bonds, on the other hand, did not fare well; low rates limited their

Striking a balance between return and volatility

The Income Fund of America takes a prudent path to income. Looking back 10 years, as shown at right, the fund has provided higher returns than stocks, bonds and the average income fund and lower volatility than stocks. In addition, as can be seen on page 1, the fund’s lifetime results surpass those of both the stock and bond indexes.

For the 10-year period ended July 31, 2013

Sources: Stocks — S&P 500; Bonds — Barclays U.S. Aggregate Index; Income Funds Index — Lipper. Returns include reinvestment of all distributions. Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

2	The Income Fund of America

appeal and fears over rising rates also weighed them down. Despite the difficult environment, high-quality fixed-income securities retain an important role in the fund — providing income and helping mitigate volatility.

A portfolio changes with the landscape

In evaluating the risk/reward properties of securities with the potential to contribute to IFA’s objectives, we found that attractive income and total-return opportunities were more plentiful among dividend-paying stocks than among bonds.

Consequently, during the 12 months we added significantly to our stock holdings in the energy, utilities and pharmaceuticals areas.

At the same time, we reduced our fixed-income investments; bond holdings currently stand at 21.9% of fund assets, down from 26.7% at the end of fiscal 2012.

Rising stock prices led to a decline in dividend yields for a number of IFA’s investments. Because income is our primary objective, we selectively reduced or eliminated some of these holdings in favor of opportunities that we believe offer more attractive income and total-return potential.

The flexibility to capitalize

The fund’s opportunity set is a shifting one. Whereas much of our recent investment has been in companies domiciled in the U.S., economic improvement in Europe could mean that companies located there will become of greater interest to us.

In addition, continued stabilization and strength in the U.S. economy could result in interest rates gradually rising, resulting in more opportunity down the road within the bond market.

Whatever the economic and investing landscape, we’ll continue to pursue a company-by-company and issuer-by-issuer approach to building the fund’s portfolio. Over the long term, this has enabled us to deliver on IFA’s income and capital appreciation objectives.

We thank you for your continuing commitment to long-term investing.

Cordially,

Hilda L. Applbaum
Vice Chairman and Principal Executive Officer

David C. Barclay
President

September 9, 2013

For current information about the fund, visit americanfunds.com.

A lifetime of high current income

The Income Fund of America’s 12-month dividend yield vs. benchmarks

Year ended July 31

All numbers calculated by Lipper.

The Income Fund of America	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through July 31, 1974.
[4]	Includes reinvested dividends of $378,471 and reinvested capital gain distributions of $131,223.
[5]	The indexes are unmanaged and, therefore, have no expenses.
[6]	From December 1, 1973, through December 31, 1975, the Barclays U.S. Government/Credit Index was used because the Barclays U.S. Aggregate Index did not yet exist.
[7]	Includes capital gain distributions of $24,067, but does not reflect income dividends of $67,940 taken in cash.
[8]	From April 1990 to September 1994, and from September 2003 to March 2009, the fund accrued dividends daily but paid quarterly. Dividends reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

Average annual total returns based on a $1,000 investment
(for periods ended July 31, 2013)*

	1 year	5 years	10 years
Class A shares	8.69%	6.31%	7.32%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

$600,000
500,000
400,000
300,000
200,000
100,000
50,000
40,000
30,000
20,000
10,000
8,000

Year ended July 31	1974[3]	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987
VALUE OF DIVIDENDS (dollars in thousands)														
Dividends in cash[8]	$0.3	0.7	0.9	0.8	0.8	0.9	1.0	1.0	1.2	1.3	1.3	1.4	1.5	1.6
Dividends reinvested[8]	$0.3	0.8	1.0	1.0	1.1	1.3	1.5	1.7	2.2	2.5	2.9	3.4	3.9	4.4
VALUE OF INVESTMENT (dollars in thousands)														
Dividends in cash[8]	$8.8	10.1	12.2	12.7	12.6	12.7	12.5	12.8	12.3	16.1	15.7	19.4	21.7	23.6
Dividends reinvested[8]	$9.1	11.4	14.8	16.4	17.4	18.9	20.2	22.5	23.7	33.7	35.7	47.7	57.1	66.7
IFA TOTAL RETURN	(9.1)%	25.3	29.5	11.1	6.2	8.7	6.6	11.5	5.2	42.3	6.0	33.5	19.9	16.7

4	The Income Fund of America

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, The Income Fund of America (IFA) has delivered higher returns than both the broader stock and bond markets. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

The Income Fund of America	5

Investment insights

gained through an income focus

Once upon a time, dividend-paying companies fit a fairly familiar profile and were generally drawn from a handful of industries. Increasingly however, companies with attractive payouts can be found more broadly in the equity market. A crucial part of our job is to find out what’s behind the dividend, and in seeking to answer that question we learn a great deal.

Hilda Applbaum

When considering investments for The Income Fund of America’s (IFA’s) portfolio, the fund’s analysts focus on companies in their coverage area that could contribute to the fund’s income objective. For equity analysts, this means firms whose stocks feature high dividend yields. Yet dividend yield is just a starting point. True insight into a company’s current and potential value comes from looking behind the dividend. Why is it high? Is it sustainable? Can it grow? In pursuing answers to these questions, analysts gain a greater understanding of companies, sectors and the economy as a whole.

In the following pages, we’ll take a closer look at how the careful examination of yield necessitated by IFA’s income focus helps uncover crucial investing insights.

Yield frames opportunity

The regular quarterly dividends IFA pays its investors come primarily from two sources: interest payments from the fund’s bond holdings and dividends paid by its stock investments.

“As a fund that seeks to provide a high level of income, when it comes to stocks IFA naturally gravitates toward companies that offer healthy and sustainable payouts,” explains fund vice chairman and principal executive officer, Hilda Applbaum. “Once upon a time, dividend-paying companies fit a fairly familiar profile and were generally drawn from a handful of industries. Increasingly however, companies with attractive payouts can be found more broadly in the equity market. The high yields may be a function of any number of factors. A crucial part of our job is to find out what’s behind the dividend, and in seeking to answer that question we learn a great deal.”

Historical sector differences

Often, a company’s high dividend is a function of the type of business it’s in, as certain sectors have historically offered higher yields than others. To a large extent, yield is correlated to an industry’s ability to generate free cash throughout market cycles; utilities, telecommunications companies and consumer staples firms fit this description and have been high dividend payers. Consequently, they’ve historically played an important part in IFA’s portfolio.

However, the fund doesn’t just indiscriminately buy stocks from high-

The Income Fund of America	7

I try to think as a retiree would. If I can get a healthy yield from an established company with a strong balance sheet, then that is a good start. If I can find one with a growing dividend and prospects for a few percentage points of annual earnings growth, then I have found the Sorcerer’s Stone.

Peter Eliot

yielding sectors. Instead, analysts seek companies they believe have the long-term wherewithal to pay and potentially grow their quarterly dividend, as well as offer capital appreciation. Identifying such companies is an intensive process that centers on gaining a deep understanding of the company’s business. A firm’s management, product mix, the sources of its cash flow and the intricacies of its balance sheet all factor into analysts’ evaluation of the company and, by extension, its dividend. These factors also shape their views on the company’s growth prospects and its potential for share-price appreciation, another of the fund’s goals.

In explaining his approach to identifying investments for the fund, chemicals analyst Peter Eliot offers: “I try to think as a retiree would. If I can get a healthy yield from an established company with a strong balance sheet, then that is a good start. If I can find one with a growing dividend and prospects for a few percentage points of annual earnings growth, then I have found the Sorcerer’s Stone.”

Standing out from the crowd

That same intensive research is crucial when considering another category of investment opportunity: companies with yields meaningfully higher than their peers. That’s because high relative yield often results from a decrease in stock price, perhaps indicating that a company has fallen out of favor with investors. The prevailing view is often well founded, but The Income Fund of America has a long history of using research and a long-term investment time horizon to cut against the grain and capitalize on companies others have shunned.

In these cases, the sustainability of the dividend is of particular import because the quarterly payout provides the lion’s share of return as the company works to right itself or awaits a change in investor sentiment.

A beacon amid crisis

Sometimes it’s not imperiled companies that attract IFA’s attention, but entire industries or even the market as a whole. This was the case in 2008, when the financial crisis led many investors to abandon the equity markets. The wholesale selloff that ensued took down good and bad companies alike, which created widespread opportunity for income-focused investors.

At the time, all stocks seemed heavily cloaked in risk, but the fund’s income mandate provided a clear rationale and framework for evaluating opportunities others were forsaking.

Retail analyst Anne-Marie Peterson explains: “Leading up to the 2008 financial crisis, I covered companies featuring yields that would have made them eligible for IFA. But they were either businesses that I didn’t believe in or companies I liked but whose valuations were higher than I was willing to pay. However, when the market collapsed in the wake of the crisis, one of the retailers I admired saw its share price plummet along with the rest of the market. I sharpened my pencil, revisited my research and became convinced that the company would be able to maintain its dividend and that when normalcy was restored its stock price would increase. The dividend gave us a compelling reason to invest during a period of crisis, and it turned out to be a good investment.”

Cyclical opportunity

The search for income also leads us to opportunities among so-called cyclical companies. These are firms in industries such as energy, commodities and industrials, whose business prospects — and stock prices — typically rise and fall with the economic cycle. It’s not uncommon for cyclical companies to feature modest yields when the economy is riding high, but more attractive yields during economic downturns, when stock prices have fallen. Given this pattern, IFA is often investing in such companies nearer the bottom of the economic cycle. Once again, yield is the beacon, and evaluating the sustainability of the dividend helps analysts determine whether stock price

8	The Income Fund of America

Shifting sector yields

Economic and market cycles as well as industry trends have led to changing dividend yields for the 10 sectors of the S&P 500.

Yet thanks in part to renewed recognition of the importance of tangible return, nine of the 10 sectors have higher yields than they did a decade ago.

Source: FactSet

The Income Fund of America	9

weakness is attributable to cyclical factors rather than fundamental problems at a particular company.

Real estate investment trusts, or “REITs,” are another area offering cyclical opportunity with significant income. “During a real estate downturn, depressed asset values can lead to investment bargains with elevated yields among the REITs. And because REITs must pay out at least 90% of their taxable earnings in the form of dividends, the yield is usually a particularly clear representation of a company’s health and profitability,” explains REIT analyst Rich Wolf. “Thus, high dividend yields can offer an enticement to invest in REITs during a low point in the commercial real-estate cycle, when REITs themselves trade at a discount to what all of their buildings would sell for on the open market. Once again, in deciding whether to invest, we focus on the underlying assets and health of the company. We want to find solid, well-priced companies whose growth potential may be underappreciated.”

Harbingers of revival

While many of IFA’s investments are in companies whose yields have risen due to falling stock prices, in some cases rising yields actually signal an industry’s return to health. The U.S. banking sector offers a case in point.

“During the financial crisis, dividends for many banks were slashed as most of the earnings went toward offsetting loan losses or rebuilding capital reserves,” says bank analyst Julian Abdey. “The fact that many have begun giving back some of their earnings to shareholders is a sign of their health and that of the overall industry. That’s because dividend decisions at banks are dependent on their regulators and the outcome of tests aimed at determining the banks’ health. More broadly, the restoration of dividends can be seen as a key indication that the financial crisis has passed.”

Interestingly, Julian notes that prior to the financial crisis, the high dividend yields of banks weren’t an indication of health, but of excess profitability and risk taking, all with relatively low levels of capital. Neither the earnings, nor the dividends, were sustainable, unlike today’s reset levels appear to be. This is a reminder of the potential pitfalls of “buying yield” without evaluating it against the overall industry and economic backdrop.

True commitment to strategy

Looking at a company’s dividend trajectory can also be an important way of confirming its strategic vision. For example, committing to a quarterly payout may signal that management is less interested in launching new products or expanding its store base than on improving operational efficiency or exiting businesses that offer lower returns on capital.

Deciding to limit expansion or focus on efficiency is rarely the type of splashy strategic move that grabs headlines. Indeed, because such moves may result in revenue reductions, investors sometimes balk at them. But these initiatives can also increase margins and free up cash, increasing the pool of money returnable to shareholders in the form of dividends.

“One of the semiconductor companies I cover made the decision to get out of the mobile computing chip business which, while high growth, is a relentlessly competitive space characterized by short design cycles, high R&D and a concentrated customer base. Instead it chose to focus on its core analog and

10	The Income Fund of America

IFA has helped me realize that examining companies from an income and total-return standpoint is constructive and results in insights I might not otherwise have gotten.

Anne-Marie Peterson

embedded processing business, a space with much better competitive dynamics and one in which the company had some advantages,” explains technology analyst Mathews Cherian. “Many investors were disappointed initially by the move as the company was walking away from billions in revenue, but I believed this would result in a few years in a much higher margin, high-quality business that could sustainably deliver high levels of free cash flow. The company has, in fact, more than doubled the dividend payout in recent years — confirmation of the stability of cash flow generated by its new business model.”

Aging gracefully

Often, the kind of strategic decisions outlined by Mathews do not come easily to companies. Instead, managers often regard them as an admission that their firms are entering a less exciting phase. If there are fewer products to invest in, acquisitions to make or markets to penetrate, the thinking goes, the company will be seen as an also-ran. But analysts pay close attention to companies that effectively manage such transitions.

“Companies have life cycles just the way that people do. In our 20s, we are trying to establish ourselves, in our 30s our incomes are growing rapidly, in our 40s and 50s we are financial stalwarts and from then on we are financially mature and harvesting our wealth. Companies work the same way,” says Peter. “In The Income Fund of America I am looking for mature companies that are distributing cash to shareholders, need less capital to fund growth, and have the structural wherewithal — and reasonable valuation — to weather storms. One might argue that committing to a dividend doesn’t simply confirm a company’s maturation, but helps promote good ongoing decision making.”

Sometimes, these company transitions reflect broader shifts within industries and even the dividend climate as a whole. For example, most information technology companies once eschewed dividends almost entirely, and yields on pharmaceutical companies previously stood at much lower levels. Yet over the past decade, yields for nine of the 10 sector groups that comprise Standard & Poor’s 500 Composite Index have increased and some, such as information technology, have risen by many multiples (see chart on page 9).

“As an investor, I had always gravitated toward early-stage growth companies, believing that rising share prices were the most appealing path to long-term return,” says Anne-Marie. “But IFA has helped me realize that examining companies from an income and total-return standpoint is constructive and results in insights I might not otherwise have gotten.”

The importance of dividends in the total-return equation seems to be gaining wider acceptance. “The good news is that as we look out over the investment landscape there seem to be more companies and industries increasingly open to returning cash to shareholders through dividends,” says Hilda. “Thankfully, our extensive research resources can help identify those companies that can contribute to IFA’s long-term income and capital appreciation objectives.” ■

The Income Fund of America	11

About your fund

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Resilience during stock market declines	The Income Fund of America (IFA) vs. the S&P 500 during market declines*

Dates of decline	S&P 500	IFA cumulative	IFA advantage
	cumulative total return	total return	(percentage points)

September 21, 1976, through March 6, 1978	–13.5%	1.9%	15.4%
November 28, 1980, through August 12, 1982	–20.2	19.0	39.2
August 25 through December 4, 1987	–32.8	–13.6	19.2
July 16 through October 11, 1990	–19.2	–10.2	9.0
July 17 through August 31, 1998	–19.1	–9.5	9.6
March 24, 2000, through October 9, 2002	–47.4	0.7	48.1
October 9, 2007, through March 9, 2009	–55.2	–43.5	11.7
April 29 through October 3, 2011	–18.6	–11.6	7.0

*	Periods show S&P 500 price declines of 15% or greater (without dividends reinvested) based on 100% recovery after each decline (except for 1976–1978 and 2007–2009 declines, which recovered 78% and 77%, respectively). The index is unmanaged.

Withdrawing income: the dividend advantage

Most fund investors reinvest their dividends, but some use dividends to meet current expenses. As the charts below show, the fund’s income has allowed withdrawals to be made without invading principal.

Charts show hypothetical $100,000 investments in the fund (at net asset value) and the S&P 500 from January 1, 1974, to July 31, 2013. Example assumes an annual withdrawal equaling $5,000 the first year on December 31, 1974, and increased by 5% each year thereafter. Over the period, total withdrawals from each of the fund and the index come to $570,475. Source: Thomson InvestmentView.

Historical benefits of income

This chart shows one-year snapshots of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974, in each of The Income Fund of America, the S&P 500, and three-month certificates of deposit (CDs). Over the past 39 years, income from the fund has been substantially higher.

All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. Source for CDs is the Federal Reserve. CD income assumes reinvestment of both principal and interest at prevailing rates at the time of purchase. CDs are guaranteed; the fund is not. Source: Thomson InvestmentView.

12	The Income Fund of America

The portfolio at a glance

July 31, 2013

Investment mix by security type	Percent of net assets

Five largest sectors in common stock holdings	Percent of net assets
Health care	9.9%
Financials	9.3
Industrials	8.6
Energy	7.5
Consumer staples	6.7

Ten largest common stock holdings	Percent of net assets
Bristol-Myers Squibb	2.7%
Merck	2.4
General Electric	2.0
Pfizer	1.7
Home Depot	1.6
DuPont	1.5
Lockheed Martin	1.5
National Grid	1.4
Microsoft	1.3
Chevron	1.3

Country diversification	Percent of net assets
United States	71.3%
United Kingdom	8.1
Euro zone*	5.5
Canada	2.1
Australia	1.9
Hong Kong	1.6
Other countries	4.7
Short-term securities & other assets less liabilities	4.8

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

July 31, 2012

Investment mix by security type	Percent of net assets

Five largest sectors in common stock holdings	Percent of net assets
Industrials	8.9%
Health care	8.0
Financials	7.5
Consumer staples	7.0
Energy	6.8

Ten largest common stock holdings	Percent of net assets
Merck	2.6%
Bristol-Myers Squibb	2.5
Verizon	2.3
General Electric	2.3
Home Depot	2.0
Royal Dutch Shell	1.6
Chevron	1.4
HCP	1.3
Waste Management	1.3
DuPont	1.3

Country diversification	Percent of net assets
United States	71.1%
Euro zone†	5.8
United Kingdom	5.7
Canada	2.6
Australia	2.1
Switzerland	1.5
Other countries	5.2
Short-term securities & other assets less liabilities	6.0

†	Countries using the euro as a common currency; those represented in the fund’s portfolio were Belgium, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain.

The Income Fund of America	13

Summary investment portfolio July 31, 2013

Common stocks 71.74%	Shares	Value (000)	Percent of net assets
Health care 9.94%
Bristol-Myers Squibb Co.	51,306,200	$2,218,480	2.66%
Merck & Co., Inc.	41,089,440	1,979,278	2.38
Pfizer Inc.	48,957,000	1,431,013	1.72
AstraZeneca PLC	17,210,969	873,176	1.05
AbbVie Inc.	8,532,500	388,058	.46
Other securities		1,391,169	1.67
		8,281,174	9.94

Financials 9.30%
HSBC Holdings PLC (United Kingdom)	41,998,722	477,774	.96
HSBC Holdings PLC (Hong Kong)	28,586,382	321,226
CME Group Inc., Class A	10,140,400	750,187	.90
Wells Fargo & Co.	15,980,000	695,130	.83
BlackRock, Inc.	2,000,000	563,920	.68
Weyerhaeuser Co.[1]	17,902,528	508,432	.61
Macerich Co.[2]	7,505,000	465,685	.56
Digital Realty Trust, Inc.[2]	7,950,000	439,556	.53
Other securities		3,522,904	4.23
		7,744,814	9.30

Industrials 8.64%
General Electric Co.	68,066,500	1,658,781	1.99
Lockheed Martin Corp.	10,105,000	1,213,813	1.46
Waste Management, Inc.	22,572,153	948,708	1.14
Other securities		3,376,751	4.05
		7,198,053	8.64

Energy 7.45%
Chevron Corp.	8,459,800	1,065,004	1.28
Royal Dutch Shell PLC, Class B (ADR)	10,426,000	738,891
Royal Dutch Shell PLC, Class A (ADR)	2,500,000	170,875	1.25
Royal Dutch Shell PLC, Class B	3,797,147	133,984
Kinder Morgan, Inc.	24,082,800	909,366	1.09
Spectra Energy Corp	25,140,500	904,807	1.08
ConocoPhillips	9,614,000	623,564	.75
Occidental Petroleum Corp.	4,675,000	416,309	.50
Crescent Point Energy Corp.	10,905,000	413,543	.50
Other securities		831,458	1.00
		6,207,801	7.45

Consumer staples 6.66%
PepsiCo, Inc.	11,848,100	989,790	1.19
Procter & Gamble Co.	10,200,000	819,060	.98
Kimberly-Clark Corp.	7,670,000	757,796	.91
Altria Group, Inc.	17,680,000	619,861	.75
Nestlé SA	5,690,000	385,502	.46
Other securities		1,973,449	2.37
		5,545,458	6.66

Utilities 5.84%
National Grid PLC	99,702,637	1,192,905	1.43
GDF SUEZ	30,614,261	642,276	.77
Duke Energy Corp.	8,361,656	593,678	.71
Power Assets Holdings Ltd.	59,138,000	531,095	.64
PG&E Corp.	11,300,000	518,557	.62
FirstEnergy Corp.	10,867,983	413,744	.50
Other securities		973,679	1.17
		4,865,934	5.84

14	The Income Fund of America

	Shares	Value (000)	Percent of net assets
Information technology 5.81%
Microsoft Corp.	33,536,100	$1,067,454	1.28%
Texas Instruments Inc.	19,430,000	761,656	.91
Paychex, Inc.	12,803,182	504,958	.61
Taiwan Semiconductor Manufacturing Co. Ltd.	127,503,000	435,831	.52
Maxim Integrated Products, Inc.	14,156,000	404,862	.49
Cisco Systems, Inc.	15,500,000	396,025	.48
Analog Devices, Inc.	7,750,000	382,540	.46
Other securities		880,548	1.06
		4,833,874	5.81

Consumer discretionary 5.56%
Home Depot, Inc.	16,416,200	1,297,372	1.56
Time Warner Inc.	11,815,000	735,602	.88
Time Warner Cable Inc.	6,070,000	692,405	.83
Other securities		1,908,202	2.29
		4,633,581	5.56

Materials 4.31%
E.I. du Pont de Nemours and Co.	21,261,000	1,226,547	1.47
Nucor Corp.[2]	16,280,000	761,578	.92
Dow Chemical Co.	20,004,900	700,972	.84
MeadWestvaco Corp.[2]	11,281,000	416,833	.50
Other securities		484,908	.58
		3,590,838	4.31

Telecommunication services 4.26%
Verizon Communications Inc.	19,153,425	947,711	1.14
Telstra Corp. Ltd.	141,700,000	635,562	.77
Vodafone Group PLC	158,019,000	474,763	.57
Other securities		1,484,885	1.78
		3,542,921	4.26

Miscellaneous 3.97%
Other common stocks in initial period of acquisition		3,305,324	3.97

Total common stocks (cost: $46,796,414,000)		59,749,772	71.74

Preferred stocks 0.53%
Financials 0.44%
HSBC Holdings PLC, Series 2, 8.00%	1,825,000	49,674	.06
Other securities		318,569	.38
		368,243	.44

Miscellaneous 0.09%
Other preferred stocks in initial period of acquisition		71,137	.09

Total preferred stocks (cost: $427,054,000)		439,380	.53

Warrants 0.00%
Energy 0.00%
Other securities		60	.00

Total warrants (cost: $2,171,000)		60	.00

The Income Fund of America	15

Convertible securities 1.06%	Shares	Value (000)	Percent of net assets
Consumer discretionary 0.63%
General Motors Co., Series B, 4.75% convertible preferred 2013	10,000,000	$499,400	.60%
Other securities		23,181	.03
		522,581	.63

Other 0.43%
Other securities		359,927	.43

Total convertible securities (cost: $844,179,000)		882,508	1.06

Bonds, notes & other debt instruments 21.91%	Principal amount (000)
Financials 3.88%
Wells Fargo & Co.:
Series K, junior subordinated 7.98% (undated)[3]	$86,566	97,603
1.25%–4.60% 2016–2021	84,000	88,819	.22
Other securities		3,048,878	3.66
		3,235,300	3.88

U.S. Treasury bonds & notes 2.52%
U.S. Treasury — 2.21%
0.50%–7.50% 2013–2043	1,762,537	1,836,766	2.21
U. S. Treasury inflation-protected securities [4]— 0.31%
0.125%–1.875% 2015–2043	262,990	258,989	.31

Total U.S. Treasury bonds & notes		2,095,755	2.52

Consumer discretionary 2.22%
Home Depot, Inc. 5.95% 2041	25,000	30,710	.04
Other securities		1,816,362	2.18
		1,847,072	2.22

Mortgage-backed obligations[5] 2.20%
Fannie Mae 2.50%–10.906% 2018–2047[3]	949,685	992,817	1.19
Freddie Mac 2.478%–10.348% 2019–2042[3]	228,458	244,628	.30
Other securities		592,365	.71
		1,829,810	2.20

Telecommunication services 1.94%
Verizon Communications Inc. 3.00%–6.00% 2014–2041	107,884	113,615	.13
Other securities		1,504,622	1.81
		1,618,237	1.94

Energy 1.84%
Chevron Corp. 1.104%–2.355% 2017–2022	26,385	24,845	.03
Shell International Finance BV 4.00% 2014	20,000	20,446	.02
Other securities		1,488,513	1.79
		1,533,804	1.84

Industrials 1.72%
General Electric Co. 0.85%–4.125% 2015–2042	21,000	20,311
General Electric Capital Corp.:
1.00%–6.00% 2015–2023	57,500	58,509
Junior subordinated 5.25%–7.125% (undated)[3]	197,100	212,391	.35
Other securities		1,145,196	1.37
		1,436,407	1.72

Health care 1.45%
Merck & Co., Inc. 1.10%–4.15% 2018–2043	13,460	12,937	.01
Other securities		1,195,761	1.44
		1,208,698	1.45

16	The Income Fund of America

	Principal amount (000)	Value (000)	Percent of net assets
Materials 1.05%
E.I. du Pont de Nemours and Co. 0.693% 2014[3]	$10,000	$10,029	.01%
Other securities		864,618	1.04
		874,647	1.05

Consumer staples 0.85%
Procter & Gamble Co. 3.50% 2015	17,250	18,035	.02
PepsiCo, Inc. 2.50%–3.10% 2015–2016	15,000	15,575	.02
Other securities		673,065	.81
		706,675	.85

Utilities 0.68%
National Grid PLC 6.30% 2016	4,000	4,544	.01
Other securities		562,276	.67
		566,820	.68

Federal agency bonds & notes 0.32%
Freddie Mac 0.75%–3.111% 2016–2023	160,626	158,100	.19
Fannie Mae 2.184%–7.125% 2022–2030[3]	65,016	73,351	.09
Other securities		33,063	.04
		264,514	.32

Other 1.20%
Other securities		996,439	1.20

Miscellaneous 0.04%
Other bonds, notes & other debt instruments in initial period of acquisition		28,832	.04

Total bonds, notes & other debt instruments (cost: $17,578,451,000)		18,243,010	21.91

Short-term securities 4.98%
Freddie Mac 0.09%–0.16% due 8/1/2013–6/10/2014	1,352,900	1,352,224	1.62
Federal Home Loan Bank 0.07%–0.18% due 8/2/2013–6/20/2014	827,740	827,384	.99
Fannie Mae 0.06%–0.16% due 8/15/2013–3/3/2014	789,739	789,451	.95
General Electric Capital Corp. 0.14%–0.17% due 9/10–10/28/2013	132,900	132,879
General Electric Co. 0.10% due 9/16/2013	55,500	55,492	.23
Wells Fargo & Co. 0.15%–0.18% due 8/14–12/16/2013	155,000	154,889	.19
Procter & Gamble Co. 0.10%–0.14% due 8/16–11/5/2013[6]	90,000	89,989	.11
Merck & Co. Inc. 0.12% due 9/19/2013[6]	50,000	49,996	.06
U.S. Treasury Bill 0.176% due 9/19/2013	42,300	42,299	.05
Other securities		653,154	.78

Total short-term securities (cost: $4,147,278,000)		4,147,757	4.98
Total investment securities (cost: $69,795,547,000)		83,462,487	100.22
Other assets less liabilities		(180,203)	(.22)

Net assets		$83,282,284	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including loan participations and assignments which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $957,538,000, which represented 1.15% of the net assets of the fund.

The Income Fund of America	17

Forward currency contracts

The fund has entered into a forward currency contract to sell currency as shown in the following table. The open forward currency contract shown is generally indicative of the level of activity over the prior 12-month period.

					Unrealized
			Contract amount		appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 7/31/2013 (000)
Sales:
British pounds	9/10/2013	Citibank	$199,964	£131,766	$—

18	The Income Fund of America

Investment in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended July 31, 2013, appear below.

	Beginning Shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 7/31/2013 (000)
Nucor Corp.	13,580,000	2,700,000	—	16,280,000	$21,215	$761,578
Macerich Co.	3,250,000	4,255,000	—	7,505,000	8,629	465,685
Digital Realty Trust, Inc.	3,475,000	4,475,000	—	7,950,000	16,479	439,556
MeadWestvaco Corp.	11,201,000	80,000	—	11,281,000	11,281	416,833
Iron Mountain Inc.	11,117,270	1,339,941	—	12,457,211	58,413	346,310
Hospitality Properties Trust	8,015,000	1,058,335	—	9,073,335	15,814	258,499
Hospitality Properties Trust 6.30% 2016	$19,827,000	—	—	$19,827,000	1,045	21,678
Hospitality Properties Trust 6.70% 2018	$12,625,000	—	—	$12,625,000	852	14,222
Hospitality Properties Trust 5.625% 2017	$10,169,000	—	—	$10,169,000	637	11,073
Hospitality Properties Trust 4.50% 2023	—	$11,060,000	—	$11,060,000	75	10,778
Hospitality Properties Trust 5.00% 2022	—	$7,000,000	$500,000	$6,500,000	337	6,587
Hospitality Properties Trust 5.125% 2015	$3,160,000	—	$1,000,000	$2,160,000	205	2,238
Hospitality Properties Trust 6.75% 2013	$12,650,000	—	$12,650,000	—	96	—
R.R. Donnelley & Sons Co.	13,345,400	—	—	13,345,400	13,879	253,429
R.R. Donnelley & Sons Co. 7.25% 2018	—	$11,400,000	—	$11,400,000	466	12,341
R.R. Donnelley & Sons Co. 7.875% 2021	—	$21,815,000	$16,815,000	$5,000,000	222	5,425
R.R. Donnelley & Sons Co. 6.125% 2017	—	$2,475,000	$2,475,000	—	59	—
Cliffs Natural Resources Inc.	5,573,000	5,547,581	3,766,000	7,354,581	10,940	143,488
Cliffs Natural Resources Inc., Series A, 7.00% convertible preferred 2016	—	2,925,000	—	2,925,000	2,232	55,283
Cliffs Natural Resources Inc. 4.875% 2021	$28,275,000	$5,662,000	$3,695,000	$30,242,000	1,473	27,762
Cliffs Natural Resources Inc. 3.95% 2018	—	$3,250,000	—	$3,250,000	6	3,140
Cliffs Natural Resources Inc. 6.25% 2040	$2,480,000	—	$1,480,000	$1,000,000	98	855
TalkTalk Telecom Group PLC	57,242,000	—	—	57,242,000	9,174	215,086
Northwest Bancshares, Inc.	4,850,000	—	—	4,850,000	2,959	67,027
Revel AC, Inc.[1,7,8]	—	529,539	—	529,539	—	26,406
Revel Entertainment, Term Loan B, 9.00% 2017	$48,950,000	$15,000,000	$63,950,000	—	5,252	—
Douglas Dynamics, Inc.	1,350,000	—	—	1,350,000	1,117	19,400
Fletcher Building Ltd.[9]	34,239,000	—	14,124,000	20,115,000	8,917	—
Masco Corp.[9]	19,796,751	—	4,000,000	15,796,751	5,225	—
Trustmark Corp.[9]	3,257,000	—	2,410,225	846,775	2,996	—
Waste Management, Inc.[9]	27,471,706	2,100,000	6,999,553	22,572,153	32,990	—
					$233,083	$3,584,679

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Coupon rate may change periodically.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $5,027,287,000, which represented 6.04% of the net assets of the fund.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $218,340,000, which represented .26% of the net assets of the fund.
[8]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired from 2/14/2011 to 10/25/2012 at a cost of $56,224,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $145,464,000, which represented .17% of the net assets of the fund. These securities were acquired from 11/21/2008 to 5/2/2013 at an aggregate cost of $236,238,000.
[9]	Unaffiliated issuer at 7/31/2013.

Key to abbreviation and symbol

ADR = American Depositary Receipts

£ = British pounds

See Notes to Financial Statements

The Income Fund of America	19

Financial statements

Statement of assets and liabilities
at July 31, 2013	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $66,179,255)	$79,877,808
Affiliated issuers (cost: $3,616,292)	3,584,679	$83,462,487
Cash denominated in currencies other than U.S. dollars (cost: $670)		670
Cash		1,229
Receivables for:
Sales of investments	394,076
Sales of fund’s shares	109,044
Dividends and interest	419,880	923,000
		84,387,386
Liabilities:
Payables for:
Purchases of investments	964,624
Repurchases of fund’s shares	83,387
Closed forward currency contracts	21
Investment advisory services	14,807
Services provided by related parties	37,400
Trustees’ deferred compensation	4,375
Other	488	1,105,102
Net assets at July 31, 2013		$83,282,284

Net assets consist of:
Capital paid in on shares of beneficial interest		$74,209,919
Undistributed net investment income		392,405
Accumulated net realized loss		(4,987,045)
Net unrealized appreciation		13,667,005
Net assets at July 31, 2013		$83,282,284

(dollars and shares in thousands, except per share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (4,246,376 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$63,967,921	3,257,584	$19.64
Class B	817,721	41,940	19.50
Class C	6,388,691	328,983	19.42
Class F-1	3,553,941	181,357	19.60
Class F-2	1,433,487	73,031	19.63
Class 529-A	1,297,943	66,212	19.60
Class 529-B	45,445	2,325	19.55
Class 529-C	420,352	21,524	19.53
Class 529-E	58,638	2,999	19.55
Class 529-F-1	44,353	2,262	19.60
Class R-1	120,333	6,162	19.53
Class R-2	609,484	31,342	19.45
Class R-3	1,322,879	67,602	19.57
Class R-4	1,044,605	53,275	19.61
Class R-5	525,235	26,747	19.64
Class R-6	1,631,256	83,031	19.65

See Notes to Financial Statements

20	The Income Fund of America

Statement of operations
for the year ended July 31, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $62,754; also includes $222,260 from affiliates)	$2,223,433
Interest (includes $10,823 from affiliates)	1,010,291	$3,233,724

Fees and expenses*:
Investment advisory services	178,820
Distribution services	244,233
Transfer agent services	70,403
Administrative services	14,443
Reports to shareholders	2,583
Registration statement and prospectus	666
Trustees’ compensation	915
Auditing and legal	191
Custodian	2,684
Other	2,269	517,207
Net investment income		2,716,517

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (includes $227,039 net loss from affiliates)	1,485,156
Forward currency contracts	(21)
Currency transactions	(3,475)	1,481,660
Net unrealized appreciation on:
Investments	6,792,779
Currency translations	745	6,793,524
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		8,275,184

Net increase in net assets resulting from operations		$10,991,701

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended July 31
	2013	2012
Operations:
Net investment income	$2,716,517	$2,621,849
Net realized gain on investments, forward currency contracts and currency transactions	1,481,660	1,001,534
Net unrealized appreciation on investments and currency translations	6,793,524	1,913,338
Net increase in net assets resulting from operations	10,991,701	5,536,721

Dividends paid to shareholders from net investment income	(2,756,869)	(2,766,884)

Net capital share transactions	2,176,097	1,227,028

Total increase in net assets	10,410,929	3,996,865

Net assets:
Beginning of year	72,871,355	68,874,490
End of year (including undistributed net investment income: $392,405 and $408,336, respectively)	$83,282,284	$72,871,355

See Notes to Financial Statements

The Income Fund of America	21

Notes to financial statements

1. Organization

The Income Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

22	The Income Fund of America

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The

The Income Fund of America	23

investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of July 31, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$8,281,174	$—	$—	$8,281,174
Financials	7,744,814	—	—	7,744,814
Industrials	7,069,251	—	128,802	7,198,053
Energy	6,207,598	—	203	6,207,801
Consumer staples	5,545,458	—	—	5,545,458
Utilities	4,865,934	—	—	4,865,934
Information technology	4,833,874	—	—	4,833,874
Consumer discretionary	4,607,175	—	26,406	4,633,581
Materials	3,578,724	—	12,114	3,590,838
Telecommunication services	3,542,921	—	—	3,542,921
Miscellaneous	3,305,324	—	—	3,305,324
Preferred stocks	156,583	282,797	—	439,380
Warrants	—	—	60	60
Convertible securities	651,362	182,065	49,081	882,508
Bonds, notes & other debt instruments:
Corporate bonds & notes	—	13,025,986	1,674	13,027,660
U.S. Treasury bonds & notes	—	2,095,755	—	2,095,755
Mortgage-backed obligations	—	1,829,810	—	1,829,810
Federal agency bonds & notes	—	264,514	—	264,514
Other	—	996,439	—	996,439
Miscellaneous	—	28,832	—	28,832
Short-term securities	—	4,147,757	—	4,147,757
Total	$60,390,192	$22,853,955	$218,340	$83,462,487

24	The Income Fund of America

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate the risks of an issuer defaulting on its obligations.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

The Income Fund of America	25

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended July 31, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state tax authorities for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended July 31, 2013, the fund reclassified $24,497,000 from accumulated net realized loss to undistributed net investment income and $76,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after July 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of July 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$395,319
Capital loss carryforward expiring 2018*	(4,858,854)
Gross unrealized appreciation on investment securities	15,208,352
Gross unrealized depreciation on investment securities	(1,679,176)
Net unrealized appreciation on investment securities	13,529,176
Cost of investment securities	69,933,311

*	Reflects the utilization of capital loss carryforward of $1,462,280,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

26	The Income Fund of America

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended July 31
Share class	2013	2012
Class A	$2,171,974	$2,184,216
Class B	27,748	46,211
Class C	178,582	200,257
Class F-1	107,595	89,867
Class F-2	46,177	36,868
Class 529-A	42,441	40,081
Class 529-B	1,393	2,067
Class 529-C	10,954	11,153
Class 529-E	1,814	1,773
Class 529-F-1	1,496	1,404
Class R-1	3,417	3,657
Class R-2	17,045	18,298
Class R-3	41,523	42,360
Class R-4	33,835	33,776
Class R-5	18,939	18,601
Class R-6	51,936	36,295
Total	$2,756,869	$2,766,884

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.123% on such assets in excess of $89 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund’s monthly gross income. For the year ended July 31, 2013, the investment advisory services fee was $178,820,000, which was equivalent to an annualized rate of 0.230% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

The Income Fund of America	27

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

For the year ended July 31, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent	Administrative	529 plan
Share class	services	services	services	services
Class A	$143,231	$52,629	$5,981	Not applicable
Class B	9,706	925	Not applicable	Not applicable
Class C	62,202	5,567	3,113	Not applicable
Class F-1	7,482	3,431	1,500	Not applicable
Class F-2	Not applicable	1,442	609	Not applicable
Class 529-A	2,691	770	600	$1,182
Class 529-B	508	40	25	51
Class 529-C	3,915	280	197	388
Class 529-E	274	19	27	54
Class 529-F-1	—	26	20	39
Class R-1	1,196	122	60	Not applicable
Class R-2	4,377	1,956	295	Not applicable
Class R-3	6,282	2,005	633	Not applicable
Class R-4	2,369	940	475	Not applicable
Class R-5	Not applicable	245	244	Not applicable
Class R-6	Not applicable	6	664	Not applicable
Total class-specific expenses	$244,233	$70,403	$14,443	$1,714

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $915,000, shown on the accompanying financial statements, includes $392,000 in current fees (either paid in cash or deferred) and a net increase of $523,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

28	The Income Fund of America

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended July 31, 2013

Class A	$6,799,757	364,100	$2,086,314	112,144	$(7,414,778)	(398,937)	$1,471,293	77,307
Class B	26,969	1,464	27,089	1,471	(501,122)	(27,222)	(447,064)	(24,287)
Class C	916,082	49,436	168,957	9,181	(1,450,582)	(78,597)	(365,543)	(19,980)
Class F-1	1,181,426	63,117	104,438	5,616	(610,314)	(32,789)	675,550	35,944
Class F-2	472,751	25,296	40,087	2,153	(227,692)	(12,190)	285,146	15,259
Class 529-A	199,233	10,735	42,425	2,284	(173,700)	(9,356)	67,958	3,663
Class 529-B	2,397	130	1,392	75	(21,711)	(1,176)	(17,922)	(971)
Class 529-C	68,835	3,713	10,950	591	(71,129)	(3,849)	8,656	455
Class 529-E	8,507	460	1,814	98	(9,309)	(505)	1,012	53
Class 529-F-1	10,094	542	1,496	80	(7,795)	(421)	3,795	201
Class R-1	23,012	1,239	3,404	184	(40,798)	(2,215)	(14,382)	(792)
Class R-2	152,857	8,296	17,014	923	(190,058)	(10,314)	(20,187)	(1,095)
Class R-3	292,660	15,756	41,436	2,235	(348,587)	(18,798)	(14,491)	(807)
Class R-4	301,902	16,195	33,823	1,820	(272,131)	(14,655)	63,594	3,360
Class R-5	146,132	7,769	18,918	1,018	(151,577)	(8,195)	13,473	592
Class R-6	549,910	29,473	51,849	2,780	(136,550)	(7,264)	465,209	24,989
Total net increase (decrease)	$11,152,524	597,721	$2,651,406	142,653	$(11,627,833)	(626,483)	$2,176,097	113,891

Year ended July 31, 2012

Class A	$6,409,309	380,692	$2,076,112	123,088	$(7,424,453)	(442,493)	$1,060,968	61,287
Class B	53,846	3,232	44,577	2,668	(732,865)	(44,184)	(634,442)	(38,284)
Class C	772,114	46,260	186,801	11,185	(1,246,159)	(75,003)	(287,244)	(17,558)
Class F-1	855,471	50,731	87,301	5,178	(502,848)	(29,980)	439,924	25,929
Class F-2	357,474	21,135	30,977	1,834	(155,227)	(9,207)	233,224	13,762
Class 529-A	205,725	12,229	40,070	2,377	(125,549)	(7,469)	120,246	7,137
Class 529-B	4,732	283	2,066	123	(27,015)	(1,622)	(20,217)	(1,216)
Class 529-C	69,306	4,131	11,149	663	(55,114)	(3,294)	25,341	1,500
Class 529-E	10,662	636	1,772	105	(6,783)	(404)	5,651	337
Class 529-F-1	9,503	564	1,404	84	(7,312)	(431)	3,595	217
Class R-1	31,835	1,893	3,647	217	(26,611)	(1,603)	8,871	507
Class R-2	152,861	9,155	18,275	1,093	(177,532)	(10,631)	(6,396)	(383)
Class R-3	291,667	17,334	42,296	2,514	(294,208)	(17,542)	39,755	2,306
Class R-4	260,468	15,470	33,752	2,002	(256,507)	(15,282)	37,713	2,190
Class R-5	120,163	7,104	18,581	1,102	(168,184)	(10,211)	(29,440)	(2,005)
Class R-6	248,413	14,532	36,215	2,144	(55,149)	(3,263)	229,479	13,413
Total net increase (decrease)	$9,853,549	585,381	$2,634,995	156,377	$(11,261,516)	(672,619)	$1,227,028	69,139

*	Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $33,988,968,000 and $31,510,511,000, respectively, during the year ended July 31, 2013.

The Income Fund of America	29

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[3]	Ratio of net income to average net assets[3]
Class A:
Year ended 7/31/2013	$17.66	$.67	$1.99	$2.66	$(.68)	$19.64	15.33%	$63,968	.58%	.58%	3.58%
Year ended 7/31/2012	16.97	.66	.73	1.39	(.70)	17.66	8.45	56,153	.59	.59	3.92
Year ended 7/31/2011	15.48	.71	1.53	2.24	(.75)	16.97	14.68	52,940	.58	.58	4.24
Year ended 7/31/2010	14.04	.73	1.37	2.10	(.66)	15.48	15.09	48,437	.61	.61	4.82
Year ended 7/31/2009	16.98	.74	(2.98)	(2.24)	(.70)	14.04	(12.72)	45,569	.64	.63	5.50
Class B:
Year ended 7/31/2013	17.53	.53	1.97	2.50	(.53)	19.50	14.48	818	1.33	1.33	2.86
Year ended 7/31/2012	16.85	.53	.71	1.24	(.56)	17.53	7.56	1,161	1.34	1.34	3.19
Year ended 7/31/2011	15.37	.58	1.52	2.10	(.62)	16.85	13.82	1,760	1.34	1.34	3.48
Year ended 7/31/2010	13.94	.60	1.37	1.97	(.54)	15.37	14.24	2,421	1.38	1.38	4.01
Year ended 7/31/2009	16.87	.63	(2.95)	(2.32)	(.61)	13.94	(13.37)	2,835	1.41	1.39	4.74
Class C:
Year ended 7/31/2013	17.47	.51	1.97	2.48	(.53)	19.42	14.41	6,389	1.38	1.38	2.79
Year ended 7/31/2012	16.80	.52	.71	1.23	(.56)	17.47	7.55	6,096	1.38	1.38	3.13
Year ended 7/31/2011	15.33	.57	1.51	2.08	(.61)	16.80	13.77	6,157	1.39	1.39	3.43
Year ended 7/31/2010	13.91	.60	1.36	1.96	(.54)	15.33	14.17	5,882	1.43	1.43	4.00
Year ended 7/31/2009	16.84	.62	(2.94)	(2.32)	(.61)	13.91	(13.43)	5,637	1.45	1.44	4.69
Class F-1:
Year ended 7/31/2013	17.62	.65	2.00	2.65	(.67)	19.60	15.30	3,554	.65	.65	3.50
Year ended 7/31/2012	16.94	.65	.72	1.37	(.69)	17.62	8.35	2,563	.64	.64	3.87
Year ended 7/31/2011	15.46	.70	1.52	2.22	(.74)	16.94	14.58	2,025	.64	.64	4.19
Year ended 7/31/2010	14.02	.73	1.37	2.10	(.66)	15.46	15.08	1,815	.65	.65	4.78
Year ended 7/31/2009	16.95	.74	(2.97)	(2.23)	(.70)	14.02	(12.71)	1,801	.66	.65	5.49
Class F-2:
Year ended 7/31/2013	17.65	.70	1.99	2.69	(.71)	19.63	15.53	1,434	.41	.41	3.74
Year ended 7/31/2012	16.97	.69	.72	1.41	(.73)	17.65	8.59	1,020	.40	.40	4.09
Year ended 7/31/2011	15.48	.74	1.53	2.27	(.78)	16.97	14.90	747	.40	.40	4.42
Year ended 7/31/2010	14.04	.77	1.36	2.13	(.69)	15.48	15.31	460	.42	.42	5.04
Year ended 7/31/2009	16.91	.68	(2.82)	(2.14)	(.73)	14.04	(12.19)	350	.44	.43	5.39
Class 529-A:
Year ended 7/31/2013	17.63	.65	1.98	2.63	(.66)	19.60	15.19	1,298	.68	.68	3.48
Year ended 7/31/2012	16.95	.64	.72	1.36	(.68)	17.63	8.30	1,102	.68	.68	3.82
Year ended 7/31/2011	15.46	.69	1.53	2.22	(.73)	16.95	14.62	939	.67	.67	4.15
Year ended 7/31/2010	14.03	.73	1.35	2.08	(.65)	15.46	14.95	753	.69	.69	4.77
Year ended 7/31/2009	16.96	.73	(2.96)	(2.23)	(.70)	14.03	(12.72)	608	.70	.68	5.44
Class 529-B:
Year ended 7/31/2013	17.57	.50	1.99	2.49	(.51)	19.55	14.35	45	1.46	1.46	2.73
Year ended 7/31/2012	16.89	.51	.71	1.22	(.54)	17.57	7.41	58	1.47	1.47	3.06
Year ended 7/31/2011	15.41	.56	1.52	2.08	(.60)	16.89	13.66	76	1.46	1.46	3.37
Year ended 7/31/2010	13.98	.59	1.37	1.96	(.53)	15.41	14.10	92	1.49	1.49	3.92
Year ended 7/31/2009	16.92	.62	(2.96)	(2.34)	(.60)	13.98	(13.47)	91	1.51	1.50	4.63
Class 529-C:
Year ended 7/31/2013	17.56	.50	1.99	2.49	(.52)	19.53	14.36	420	1.45	1.45	2.71
Year ended 7/31/2012	16.89	.51	.71	1.22	(.55)	17.56	7.43	370	1.47	1.47	3.04
Year ended 7/31/2011	15.41	.56	1.53	2.09	(.61)	16.89	13.71	331	1.46	1.46	3.37
Year ended 7/31/2010	13.99	.60	1.35	1.95	(.53)	15.41	14.04	281	1.48	1.48	3.97
Year ended 7/31/2009	16.93	.62	(2.96)	(2.34)	(.60)	13.99	(13.45)	241	1.50	1.49	4.63
Class 529-E:
Year ended 7/31/2013	17.58	.60	1.99	2.59	(.62)	19.55	14.95	59	.92	.92	3.24
Year ended 7/31/2012	16.91	.60	.71	1.31	(.64)	17.58	7.99	52	.93	.93	3.57
Year ended 7/31/2011	15.43	.65	1.52	2.17	(.69)	16.91	14.27	44	.94	.94	3.88
Year ended 7/31/2010	14.00	.68	1.36	2.04	(.61)	15.43	14.66	35	.97	.97	4.49
Year ended 7/31/2009	16.93	.68	(2.95)	(2.27)	(.66)	14.00	(12.98)	29	1.00	.98	5.14

30	The Income Fund of America

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[3]	Ratio of net income to average net assets[3]
Class 529-F-1:
Year ended 7/31/2013	$17.63	$.69	$1.98	$2.67	$(.70)	$19.60	15.44%	$44	.45%	.45%	3.70%
Year ended 7/31/2012	16.95	.68	.72	1.40	(.72)	17.63	8.53	36	.46	.46	4.04
Year ended 7/31/2011	15.46	.73	1.53	2.26	(.77)	16.95	14.87	31	.45	.45	4.37
Year ended 7/31/2010	14.03	.76	1.35	2.11	(.68)	15.46	15.19	22	.47	.47	4.99
Year ended 7/31/2009	16.96	.75	(2.96)	(2.21)	(.72)	14.03	(12.56)	19	.50	.48	5.64
Class R-1:
Year ended 7/31/2013	17.56	.52	1.98	2.50	(.53)	19.53	14.43	120	1.39	1.39	2.78
Year ended 7/31/2012	16.89	.52	.71	1.23	(.56)	17.56	7.50	122	1.40	1.40	3.11
Year ended 7/31/2011	15.41	.57	1.52	2.09	(.61)	16.89	13.76	109	1.41	1.41	3.42
Year ended 7/31/2010	13.99	.61	1.35	1.96	(.54)	15.41	14.10	91	1.44	1.44	4.03
Year ended 7/31/2009	16.92	.62	(2.95)	(2.33)	(.60)	13.99	(13.36)	74	1.46	1.44	4.68
Class R-2:
Year ended 7/31/2013	17.49	.52	1.98	2.50	(.54)	19.45	14.47	609	1.36	1.36	2.80
Year ended 7/31/2012	16.82	.52	.71	1.23	(.56)	17.49	7.52	567	1.40	1.40	3.11
Year ended 7/31/2011	15.35	.57	1.51	2.08	(.61)	16.82	13.75	552	1.41	1.41	3.41
Year ended 7/31/2010	13.93	.60	1.35	1.95	(.53)	15.35	14.10	518	1.47	1.47	3.97
Year ended 7/31/2009	16.86	.61	(2.95)	(2.34)	(.59)	13.93	(13.54)	463	1.56	1.54	4.58
Class R-3:
Year ended 7/31/2013	17.60	.60	1.98	2.58	(.61)	19.57	14.91	1,323	.94	.94	3.22
Year ended 7/31/2012	16.92	.60	.72	1.32	(.64)	17.60	8.01	1,204	.96	.96	3.55
Year ended 7/31/2011	15.44	.64	1.53	2.17	(.69)	16.92	14.23	1,118	.96	.96	3.86
Year ended 7/31/2010	14.01	.68	1.35	2.03	(.60)	15.44	14.63	1,056	.99	.99	4.45
Year ended 7/31/2009	16.94	.68	(2.95)	(2.27)	(.66)	14.01	(12.99)	936	1.00	.99	5.14
Class R-4:
Year ended 7/31/2013	17.63	.66	1.99	2.65	(.67)	19.61	15.29	1,045	.64	.64	3.52
Year ended 7/31/2012	16.95	.65	.72	1.37	(.69)	17.63	8.33	880	.65	.65	3.86
Year ended 7/31/2011	15.46	.70	1.53	2.23	(.74)	16.95	14.62	809	.66	.66	4.17
Year ended 7/31/2010	14.03	.72	1.36	2.08	(.65)	15.46	14.95	740	.68	.68	4.77
Year ended 7/31/2009	16.96	.72	(2.95)	(2.23)	(.70)	14.03	(12.72)	629	.70	.69	5.43
Class R-5:
Year ended 7/31/2013	17.66	.71	1.99	2.70	(.72)	19.64	15.60	525	.34	.34	3.83
Year ended 7/31/2012	16.97	.70	.73	1.43	(.74)	17.66	8.70	462	.35	.35	4.17
Year ended 7/31/2011	15.48	.75	1.53	2.28	(.79)	16.97	14.94	478	.36	.36	4.46
Year ended 7/31/2010	14.04	.77	1.37	2.14	(.70)	15.48	15.36	447	.38	.38	5.07
Year ended 7/31/2009	16.97	.76	(2.96)	(2.20)	(.73)	14.04	(12.53)	395	.40	.38	5.72
Class R-6:
Year ended 7/31/2013	17.66	.72	2.00	2.72	(.73)	19.65	15.72	1,631	.29	.29	3.85
Year ended 7/31/2012	16.98	.71	.72	1.43	(.75)	17.66	8.69	1,025	.30	.30	4.21
Year ended 7/31/2011	15.49	.76	1.52	2.28	(.79)	16.98	14.99	758	.31	.31	4.51
Year ended 7/31/2010	14.05	.79	1.35	2.14	(.70)	15.49	15.40	480	.33	.33	5.20
Period from 5/1/2009 to 7/31/2009[4]	12.55	.19	1.48	1.67	(.17)	14.05	13.42	272	.09	.09	1.45

	Year ended July 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	47%	41%	38%	35%	49%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers from CRMC. During one of the periods shown, CRMC reduced fees for investment advisory services.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

The Income Fund of America	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Income Fund of America:

We have audited the accompanying statement of assets and liabilities of The Income Fund of America (the “Fund”), including the summary investment portfolio, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Income Fund of America as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
September 9, 2013

32	The Income Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (February 1, 2013, through July 31, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Income Fund of America	33

	Beginning account value 2/1/2013	Ending account value 7/31/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,071.91	$2.93	.57%
Class A — assumed 5% return	1,000.00	1,021.97	2.86	.57
Class B — actual return	1,000.00	1,068.15	6.82	1.33
Class B — assumed 5% return	1,000.00	1,018.20	6.66	1.33
Class C — actual return	1,000.00	1,067.91	7.02	1.37
Class C — assumed 5% return	1,000.00	1,018.00	6.85	1.37
Class F-1 — actual return	1,000.00	1,071.73	3.34	.65
Class F-1 — assumed 5% return	1,000.00	1,021.57	3.26	.65
Class F-2 — actual return	1,000.00	1,072.82	2.06	.40
Class F-2 — assumed 5% return	1,000.00	1,022.81	2.01	.40
Class 529-A — actual return	1,000.00	1,071.49	3.44	.67
Class 529-A — assumed 5% return	1,000.00	1,021.47	3.36	.67
Class 529-B — actual return	1,000.00	1,067.35	7.48	1.46
Class 529-B — assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class 529-C — actual return	1,000.00	1,067.16	7.43	1.45
Class 529-C — assumed 5% return	1,000.00	1,017.60	7.25	1.45
Class 529-E — actual return	1,000.00	1,069.87	4.72	.92
Class 529-E — assumed 5% return	1,000.00	1,020.23	4.61	.92
Class 529-F-1 — actual return	1,000.00	1,072.16	2.31	.45
Class 529-F-1 — assumed 5% return	1,000.00	1,022.56	2.26	.45
Class R-1 — actual return	1,000.00	1,067.45	7.13	1.39
Class R-1 — assumed 5% return	1,000.00	1,017.90	6.95	1.39
Class R-2 — actual return	1,000.00	1,067.98	6.92	1.35
Class R-2 — assumed 5% return	1,000.00	1,018.10	6.76	1.35
Class R-3 — actual return	1,000.00	1,070.24	4.83	.94
Class R-3 — assumed 5% return	1,000.00	1,020.13	4.71	.94
Class R-4 — actual return	1,000.00	1,071.71	3.29	.64
Class R-4 — assumed 5% return	1,000.00	1,021.62	3.21	.64
Class R-5 — actual return	1,000.00	1,073.17	1.75	.34
Class R-5 — assumed 5% return	1,000.00	1,023.11	1.71	.34
Class R-6 — actual return	1,000.00	1,073.38	1.49	.29
Class R-6 — assumed 5% return	1,000.00	1,023.36	1.45	.29

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended July 31, 2013:

Qualified dividend income	$2,374,470,000
Corporate dividends received deduction	$1,525,095,000
U.S. government income that may be exempt from state taxation	$36,481,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

34	The Income Fund of America

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee
William H. Baribault, 68	2012	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	68	None
Vanessa C. L. Chang, 61	2012	Director, EL & EL Investments (real estate)	6	Edison International; Transocean Ltd.
Linda Griego, 65	2012	President and CEO, Griego Enterprises, Inc. (business management company); President, Zapgo Entertainment LLC (television production company focused on programming for the Latino market)	3	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 65	1993	Retired; former Treasurer, The Washington Post Company (1987–1996)	9	None
William D. Jones, 58	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	7	Sempra Energy
James J. Postl, 67	2008	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (1998–2002)	3	Pulte, Inc.
Margaret Spellings, 55	2012	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	68	None
Isaac Stein, 66 Chairman of the Board (Independent and Non-Executive)	2004	President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	3	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

Robert A. Fox, John Lillie and John G. McDonald have retired from the board. Mr. Fox was first elected a trustee of the fund in 1972, Mr. Lillie in 2003 and Prof. McDonald in 1976. The trustees thank Messrs. Fox and Lillie and Prof. McDonald for their dedication and service to the fund.

“Interested” trustee5,6

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee
Hilda L. Applbaum, 52 Vice Chairman of the Board	1998	Senior Vice President — Capital World Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421- 4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

The Income Fund of America	35

Other officers6

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

David C. Barclay, 56 President	1998	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, Capital Research and Management Company

Dina N. Perry, 67 Senior Vice President	1994	Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company

Paul F. Roye, 59 Senior Vice President	2007	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company[7]

Andrew B. Suzman, 46 Senior Vice President	2004	Senior Vice President — Capital World Investors, Capital Research Company;[7] Senior Vice President — Capital World Investors, Capital Bank and Trust Company;[7] Director, American Funds Distributors, Inc.;[7] Director, Capital Strategy Research, Inc.[7]

Joanna F. Jonsson, 50 Vice President	2006	Director, Capital Research and Management Company; Senior Vice President — Capital World Investors, Capital Research Company;[7] Director, Capital International Limited[7]

Donald H. Rolfe, 41 Vice President	2012	Chief Compliance Officer, Capital Research Company;[7] Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company

John H. Smet, 57 Vice President	1994	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]

Steven T. Watson, 58 Vice President	2006	Director, Capital Research Company;[7] Senior Vice President — Capital World Investors, Capital Research Company;[7] Senior Vice President — Capital World Investors, Capital Bank and Trust Company[7]

Patrick F. Quan, 55 Secretary	1986	Vice President — Fund Business Management Group, Capital Research and Management Company

Jeffrey P. Regal, 42 Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company

Julie E. Lawton, 40 Assistant Secretary	2009	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company

Dori Laskin, 62 Assistant Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company

Ari M. Vinocor, 38 Assistant Treasurer	2012	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 22 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.
[4]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	The Income Fund of America

Office of the fund

One Market

Steuart Tower, Suite 2000

San Francisco, CA 94105-1409

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071-3106

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete July 31, 2013, portfolio of The Income Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Income Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Income Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C.L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$120,000
2013	$134,000

b) Audit-Related Fees:
2012	$22,000
2013	$25,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$7,000
2013	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	$763,000
2013	$1,280,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$39,000
2013	$28,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$2,000
2013	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,411,000 for fiscal year 2012 and $1,718,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Income Fund of America® Investment portfolio July 31, 2013

Common stocks 71.74%
		Value
Health care 9.94%	Shares	(000)

Bristol-Myers Squibb Co.	51,306,200	$ 2,218,480
Merck & Co., Inc.	41,089,440	1,979,278
Pfizer Inc.	48,957,000	1,431,013
AstraZeneca PLC	17,210,969	873,176
AbbVie Inc.	8,532,500	388,058
Roche Holding AG	1,200,000	295,640
Johnson & Johnson	2,995,000	280,033
Novartis AG	2,953,000	212,513
Novartis AG (ADR)	500,000	35,805
Eli Lilly and Co.	4,500,000	238,995
Baxter International Inc.	2,675,000	195,382
Sonic Healthcare Ltd.	10,324,622	132,801
		8,281,174
Financials 9.30%

HSBC Holdings PLC (United Kingdom)	41,998,722	477,774
HSBC Holdings PLC (Hong Kong)	28,586,382	321,226
CME Group Inc., Class A	10,140,400	750,187
Wells Fargo & Co.	15,980,000	695,130
BlackRock, Inc.	2,000,000	563,920
Weyerhaeuser Co.[1]	17,902,528	508,432
Macerich Co.[2]	7,505,000	465,685
Digital Realty Trust, Inc.[2]	7,950,000	439,556
Suncorp Group Ltd.	31,244,898	360,043
McGraw Hill Financial, Inc.	5,270,000	326,002
HCP, Inc.	7,429,000	325,910
Hospitality Properties Trust[2]	9,073,335	258,499
Public Storage	1,505,000	239,626
Arthur J. Gallagher & Co.	5,000,000	221,900
Prudential PLC	11,775,000	209,041
Kimco Realty Corp.	7,835,000	176,679
M&T Bank Corp.	1,507,500	176,167
Sun Hung Kai Properties Ltd.	11,099,235	148,122
British Land Co. PLC	14,792,941	134,460
Cullen/Frost Bankers, Inc.	1,700,000	122,468
Sumitomo Mitsui Financial Group, Inc.	2,500,000	114,518
JPMorgan Chase & Co.	2,000,000	111,460
AXA SA	3,685,000	81,256
Toronto-Dominion Bank	900,000	75,849
Northwest Bancshares, Inc.[2]	4,850,000	67,027
Capitol Federal Financial, Inc.	5,294,700	66,766
SEGRO PLC	13,460,309	63,641
Bank of Nova Scotia	1,000,000	56,479
Allianz SE	350,000	54,571
New York Community Bancorp, Inc.	3,065,000	46,496
Common stocks
		Value
Financials (continued)	Shares	(000)

City Holding Co.	741,000	$ 32,797
Prologis, Inc.	711,603	27,297
Trustmark Corp.	846,775	22,838
American Tower Corp.	42,271	2,992
Prime AET&D Holdings No 1 Pty Ltd.[1,3]	22,756,141	—
		7,744,814
Industrials 8.64%

General Electric Co.	68,066,500	1,658,781
Lockheed Martin Corp.	10,105,000	1,213,813
Waste Management, Inc.	22,572,153	948,708
Hubbell Inc., Class B	3,430,000	368,210
Iron Mountain Inc.[2]	12,457,211	346,310
Masco Corp.	15,796,751	324,149
R.R. Donnelley & Sons Co.[2]	13,345,400	253,429
Ryanair Holdings PLC (ADR)	4,615,000	237,765
PACCAR Inc	3,382,500	190,333
Eaton Corp. PLC	2,700,000	186,165
Norfolk Southern Corp.	2,500,000	182,900
Boeing Co.	1,700,000	178,670
KONE Oyj, Class B	2,343,000	174,241
United Technologies Corp.	1,500,000	158,355
Vallourec SA	2,250,000	132,812
Honeywell International Inc.	1,575,000	130,693
Schneider Electric SA	1,407,606	112,001
Siemens AG	1,000,000	109,501
Beech Holdings, LLC[1,3,4]	13,826,638	94,574
Atlas Copco AB, Class B	2,825,000	66,224
Geberit AG	158,758	42,561
CEVA Group PLC[1,3,5]	37,722	34,226
Leighton Holdings Ltd.	2,258,856	33,542
Douglas Dynamics, Inc.[2]	1,350,000	19,400
Nortek, Inc.[1]	10,186	688
Atrium Corp.[1,3,5]	1,807	2
		7,198,053
Energy 7.45%

Chevron Corp.	8,459,800	1,065,004
Royal Dutch Shell PLC, Class B (ADR)	10,426,000	738,891
Royal Dutch Shell PLC, Class A (ADR)	2,500,000	170,875
Royal Dutch Shell PLC, Class B	3,797,147	133,984
Kinder Morgan, Inc.	24,082,800	909,366
Spectra Energy Corp	25,140,500	904,807
ConocoPhillips	9,614,000	623,564
Occidental Petroleum Corp.	4,675,000	416,309
Crescent Point Energy Corp.	10,905,000	413,543
EnCana Corp.	14,000,000	245,624
Husky Energy Inc.	8,277,500	238,549
Diamond Offshore Drilling, Inc.	3,135,200	211,438
Keyera Corp.	1,332,700	74,556
TOTAL SA (ADR)	1,050,000	55,702
Penn West Petroleum Ltd.	455,327	5,386
General Maritime Corp.[1,3,5]	5,506	203
		6,207,801
Common stocks
		Value
Consumer staples 6.66%	Shares	(000)

PepsiCo, Inc.	11,848,100	$ 989,790
Procter & Gamble Co.	10,200,000	819,060
Kimberly-Clark Corp.	7,670,000	757,796
Altria Group, Inc.	17,680,000	619,861
Nestlé SA	5,690,000	385,502
Philip Morris International Inc.	4,048,800	361,072
Kellogg Co.	3,500,000	231,840
Costco Wholesale Corp.	1,910,000	224,024
Unilever PLC	5,150,000	209,101
General Mills, Inc.	3,605,000	187,460
Kraft Foods Group, Inc.	3,216,667	181,999
British American Tobacco PLC	3,318,000	176,966
Coca-Cola Co.	4,000,000	160,320
Hershey Co.	1,500,000	142,305
Unilever NV, depository receipts	2,445,000	98,362
		5,545,458
Utilities 5.84%

National Grid PLC	99,702,637	1,192,905
GDF SUEZ	30,614,261	642,276
Duke Energy Corp.	8,361,656	593,678
Power Assets Holdings Ltd.	59,138,000	531,095
PG&E Corp.	11,300,000	518,557
FirstEnergy Corp.	10,867,983	413,744
DTE Energy Co.	5,000,000	353,500
Exelon Corp.	6,000,000	183,540
ONEOK, Inc.	3,185,000	168,646
Snam SpA	29,004,400	136,903
SSE PLC	3,876,000	92,868
DUET Group, units	19,686,734	38,222
		4,865,934
Information technology 5.81%

Microsoft Corp.	33,536,100	1,067,454
Texas Instruments Inc.	19,430,000	761,656
Paychex, Inc.	12,803,182	504,958
Taiwan Semiconductor Manufacturing Co. Ltd.	127,503,000	435,831
Maxim Integrated Products, Inc.	14,156,000	404,862
Cisco Systems, Inc.	15,500,000	396,025
Analog Devices, Inc.	7,750,000	382,540
Intel Corp.	12,000,000	279,600
KLA-Tencor Corp.	3,900,000	228,657
Quanta Computer Inc.	82,811,955	192,763
Nintendo Co., Ltd.	630,000	79,916
Canon, Inc.	2,000,000	61,791
Fidessa group PLC	1,240,000	37,821
		4,833,874
Consumer discretionary 5.56%

Home Depot, Inc.	16,416,200	1,297,372
Time Warner Inc.	11,815,000	735,602
Time Warner Cable Inc.	6,070,000	692,405
Genuine Parts Co.	3,768,580	308,986
Wolters Kluwer NV	11,261,170	271,836
SJM Holdings Ltd.	98,800,000	247,650
Common stocks
		Value
Consumer discretionary (continued)	Shares	(000)

Marks and Spencer Group PLC	30,000,000	$ 219,745
SES SA, Class A (FDR)	6,940,000	204,041
McDonald’s Corp.	1,500,000	147,120
VF Corp.	710,000	139,870
H & M Hennes & Mauritz AB, Class B	3,649,500	135,943
Bayerische Motoren Werke AG	1,175,000	115,033
Wynn Macau, Ltd.	22,098,400	62,686
Cooper-Standard Holdings Inc.[1]	586,012	28,861
Revel AC, Inc.[1,2,3,4]	529,539	26,406
Adelphia Recovery Trust, Series ACC-1[1]	19,531,478	25
		4,633,581
Materials 4.31%

E.I. du Pont de Nemours and Co.	21,261,000	1,226,547
Nucor Corp.[2]	16,280,000	761,578
Dow Chemical Co.	20,004,900	700,972
MeadWestvaco Corp.[2]	11,281,000	416,833
Cliffs Natural Resources Inc.[2]	7,354,581	143,488
BASF SE	1,500,000	133,022
Fletcher Building Ltd.	20,115,000	130,615
Impala Platinum Holdings Ltd.	4,287,112	42,152
Israel Chemicals Ltd.	2,943,040	23,517
NewPage Holdings Inc.[1,3,4]	118,460	12,114
		3,590,838
Telecommunication services 4.26%

Verizon Communications Inc.	19,153,425	947,711
Telstra Corp. Ltd.	141,700,000	635,562
Vodafone Group PLC	158,019,000	474,763
Advanced Info Service PCL	34,043,000	309,976
HKT Trust, units	274,306,000	268,449
CenturyLink, Inc.	6,211,120	222,669
TalkTalk Telecom Group PLC[2]	57,242,000	215,086
OJSC MegaFon (GDR)[5]	5,483,200	174,092
OJSC MegaFon (GDR)	766,800	24,346
BT Group PLC	33,330,000	172,746
AT&T Inc.	2,765,000	97,521
		3,542,921
Miscellaneous 3.97%

Other common stocks in initial period of acquisition		3,305,324
Total common stocks (cost: $46,796,414,000)		59,749,772
Preferred stocks 0.53%

Financials 0.44%

Vornado Realty Trust, Series I, 6.625%	3,380,000	85,446
Citigroup Inc. 7.875% preferred	2,637,610	72,644
U.S. Bancorp, Series G, noncumulative convertible preferred	2,270,400	60,506
PNC Financial Services Group, Inc., Series P, noncumulative depositary shares	2,000,000	51,965
HSBC Holdings PLC, Series 2, 8.00%	1,825,000	49,674
Goldman Sachs Group, Inc., Series J, 5.50% depositary shares	1,724,000	41,034
Zions Bancorporation, Series C, 9.50% noncumulative depositary shares	273,063	6,974
		368,243
Preferred stocks
		Value
Miscellaneous 0.09%		(000)

Other preferred stocks in initial period of acquisition		$ 71,137
Total preferred stocks (cost: $427,054,000)		439,380
Warrants 0.00%

Energy 0.00%	Shares

General Maritime Corp., warrants, expire 2017[1,3,5]	8,514	60
Total warrants (cost: $2,171,000)		60
Convertible securities 1.06%
	Shares or
Consumer discretionary 0.63%	principal amount

General Motors Co., Series B, 4.75% convertible preferred 2013	10,000,000	499,400
MGM Resorts International 4.25% convertible notes 2015	$19,845,000	23,181
		522,581
Industrials 0.16%

United Continental Holdings, Inc. 4.50% convertible notes 2021	$72,600,000	80,497
CEVA Group PLC 3.268 % convertible notes 2023[3,5,6,7]	$30,265,014	36,711
CEVA Group PLC, Series A-2, 2.268% convertible preferred[3,4]	13,633	12,370
		129,578
Materials 0.13%

Cliffs Natural Resources Inc., Series A, 7.00% convertible preferred 2016[2]	2,925,000	55,283
Alcoa Inc. 5.25% convertible notes 2014	$41,500,000	52,809
		108,092
Energy 0.08%

Apache Corp., Series D, 6.00% convertible preferred 2013	1,480,000	67,636
Consumer staples 0.03%

Bunge Ltd. 4.875% convertible preferred	272,700	29,043
Telecommunication services 0.03%

Leap Wireless International, Inc. 4.50% convertible notes 2014	$25,000,000	25,578
Total convertible securities (cost: $844,179,000)		882,508
Bonds, notes & other debt instruments 21.91%
	Principal amount
Financials 3.88%	(000)

Wells Fargo & Co. 1.25% 2016	$29,000	29,019
Wells Fargo & Co. 3.676% 2016	10,000	10,704
Wells Fargo & Co. 4.60% 2021	45,000	49,096
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)[6]	86,566	97,603
JPMorgan Chase & Co. 3.45% 2016	10,000	10,519
JPMorgan Chase & Co. 1.625% 2018	23,200	22,468
JPMorgan Chase & Co. 1.80% 2018	8,500	8,343
JPMorgan Chase & Co. 3.25% 2022	5,000	4,772
JPMorgan Chase & Co. 3.20% 2023	955	906
Bonds, notes & other debt instruments
	Principal amount	Value
Financials (continued)	(000)	(000)

JPMorgan Chase & Co., Series Q, junior subordinated 5.15% (undated)[6]	$ 50,150	$ 46,765
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[6]	74,825	83,326
Citigroup Inc. 4.587% 2015	10,885	11,667
Citigroup Inc. 1.70% 2016	8,000	8,007
Citigroup Inc. 3.953% 2016	27,115	28,760
Citigroup Inc. 1.75% 2018	19,500	18,861
Citigroup Inc. 8.50% 2019	4,894	6,254
Citigroup Inc., Series D, junior subordinated 5.35% (undated)[6]	57,032	52,270
Citigroup Inc., Series A, junior subordinated 5.95% (undated)[6]	38,295	37,194
Westfield Group 5.75% 2015[5]	10,250	11,223
Westfield Group 5.70% 2016[5]	38,325	43,093
Westfield Group 7.125% 2018[5]	39,925	47,904
Westfield Group 6.75% 2019[5]	30,000	35,752
Westfield Group 4.625% 2021[5]	20,000	21,200
CIT Group Inc., Series C, 4.75% 2015[5]	79,225	81,998
CIT Group Inc. 4.25% 2017	14,000	14,368
CIT Group Inc. 5.00% 2017	43,900	46,534
CIT Group Inc., Series C, 5.50% 2019[5]	13,650	14,384
Prologis, Inc. 6.25% 2017	8,900	10,109
Prologis, Inc. 6.625% 2018	57,365	66,953
Prologis, Inc. 6.625% 2019	5,686	6,683
Prologis, Inc. 7.375% 2019	22,690	27,638
Prologis, Inc. 6.875% 2020	37,875	44,976
Realogy Corp. 3.375% 2016[5]	3,000	3,015
Realogy Corp., Letter of Credit, 4.50% 2016[6,8,9]	7,377	7,387
Realogy Corp. 7.875% 2019[5]	58,474	63,737
Realogy Corp., Term Loan B, 4.50% 2020[6,8,9]	56,141	56,807
Realogy Corp. 9.00% 2020[5]	12,540	14,421
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated)[5,6]	116,330	142,795
Goldman Sachs Group, Inc. 3.625% 2016	22,600	23,726
Murray Street Investment Trust I 4.647% 2017	2,160	2,313
Goldman Sachs Group, Inc. 2.375% 2018	11,275	11,156
Goldman Sachs Group, Inc. 2.90% 2018	45,695	45,849
Goldman Sachs Group, Inc. 5.25% 2021	23,000	24,870
Goldman Sachs Group, Inc. 5.75% 2022	20,000	22,315
Goldman Sachs Group, Inc. 3.625% 2023	9,015	8,657
Simon Property Group, LP 6.75% 2014	5,310	5,479
Simon Property Group, LP 5.25% 2016	73,435	82,416
Simon Property Group, LP 6.10% 2016	4,250	4,777
Simon Property Group, LP 5.875% 2017	16,320	18,537
Simon Property Group, LP 1.50% 2018[5]	7,345	7,143
Simon Property Group, LP 6.125% 2018	10,790	12,745
Simon Property Group, LP 10.35% 2019	5,000	6,959
Bank of America Corp., Series L, 3.625% 2016	7,060	7,423
Bank of America Corp. 3.75% 2016	9,975	10,553
Bank of America Corp. 5.75% 2017	8,100	9,145
Bank of America Corp. 5.625% 2020	9,000	10,113
Bank of America Corp. 5.00% 2021	4,185	4,509
Bank of America Corp. 3.30% 2023	18,995	17,934
Bank of America Corp., Series U, junior subordinated 5.20% noncumulative (undated)[6]	14,000	12,670
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)[6]	30,924	34,481
iStar Financial Inc., Term Loan B, 4.50% 2017[6,8,9]	27,455	27,609
iStar Financial Inc., Series B, 9.00% 2017	37,360	42,404
iStar Financial Inc., 4.875% 2018	9,825	9,604
Bonds, notes & other debt instruments
	Principal amount	Value
Financials (continued)	(000)	(000)

Developers Diversified Realty Corp. 5.50% 2015	$15,776	$16,886
Developers Diversified Realty Corp. 9.625% 2016	6,820	8,162
Developers Diversified Realty Corp. 7.50% 2017	32,887	38,588
Developers Diversified Realty Corp. 4.75% 2018	5,000	5,436
Developers Diversified Realty Corp. 7.875% 2020	7,420	9,172
Zions Bancorporation 5.50% 2015	40,017	41,695
Zions Bancorporation 6.00% 2015	32,732	33,861
Hospitality Properties Trust 5.125% 2015[2]	2,160	2,238
Hospitality Properties Trust 6.30% 2016[2]	19,827	21,678
Hospitality Properties Trust 5.625% 2017[2]	10,169	11,073
Hospitality Properties Trust 6.70% 2018[2]	12,625	14,222
Hospitality Properties Trust 5.00% 2022[2]	6,500	6,587
Hospitality Properties Trust 4.50% 2023[2]	11,060	10,778
Mizuho Capital Investment (USD) 2 Ltd, junior subordinated 14.95% (undated)[5,6]	55,766	62,179
Kimco Realty Corp., Series C, 4.904% 2015	4,500	4,757
Kimco Realty Corp., Series C, 5.783% 2016	15,000	16,652
Kimco Realty Corp. 5.70% 2017	17,250	19,467
Kimco Realty Corp. 4.30% 2018	3,000	3,254
Kimco Realty Corp. 6.875% 2019	10,844	13,219
International Lease Finance Corp. 4.875% 2015	51,400	53,135
Royal Bank of Scotland PLC 3.40% 2013	7,950	7,962
Royal Bank of Scotland PLC 3.95% 2015	10,000	10,481
Royal Bank of Scotland Group PLC 4.70% 2018	11,800	11,678
RBS Capital Trust II 6.425% noncumulative trust (undated)[6]	11,005	8,969
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)[5,6,10]	12,735	12,480
Morgan Stanley, Series F, 2.875% 2014	10,000	10,098
Morgan Stanley 1.75% 2016	15,000	14,993
Morgan Stanley 3.80% 2016	5,125	5,383
Morgan Stanley 2.125% 2018	17,000	16,483
Morgan Stanley, Series F, 5.625% 2019	1,825	2,024
PNC Financial Services Group, Inc. 2.854% 2022	18,297	17,055
PNC Preferred Funding Trust I, junior subordinated 1.923% (undated)[5,6]	23,800	20,468
PNC Financial Services Group, Inc., Series O, junior subordinated 6.75% (undated)[6]	10,250	10,964
Ford Motor Credit Co. 1.70% 2016	8,500	8,428
Ford Motor Credit Co. 2.50% 2016	7,000	7,092
Ford Motor Credit Co. 8.00% 2016	1,500	1,764
Ford Motor Credit Co. 2.375% 2018	30,600	30,114
HBOS PLC 6.75% 2018[5]	17,300	18,790
LBG Capital No.1 PLC, Series 2, 7.875% 2020[5]	20,000	21,360
HBOS PLC 6.00% 2033[5]	2,200	2,036
HBOS Capital Funding LP 6.071% (undated)[5,6]	5,000	4,825
Standard Chartered PLC 3.85% 2015[5]	6,945	7,272
Standard Chartered PLC 3.20% 2016[5]	10,000	10,474
Standard Chartered Bank 6.40% 2017[5]	25,000	28,546
Société Générale, junior subordinated 5.922% (undated)[5,6]	45,073	44,749
American Tower Corp. 4.625% 2015	9,280	9,715
American Tower Corp. 7.00% 2017	12,431	14,309
American Tower Corp. 7.25% 2019	15,025	17,856
UnumProvident Finance Co. PLC 6.85% 2015[5]	28,500	31,671
Unum Group 7.125% 2016	6,740	7,784
HSBK (Europe) BV 7.25% 2017[5]	30,570	32,487
American International Group, Inc. 3.00% 2015	14,000	14,451
American International Group, Inc. 4.875% 2016	4,000	4,410
American International Group, Inc. 3.80% 2017	8,000	8,494
Bonds, notes & other debt instruments
	Principal amount	Value
Financials (continued)	(000)	(000)

American International Group, Inc. 4.875% 2022	$ 2,500	$ 2,726
Crescent Resources 10.25% 2017[5]	26,885	29,170
Synovus Financial Corp. 5.125% 2017	10,409	10,617
Synovus Financial Corp. 7.875% 2019	15,816	18,188
Liberty Mutual Group Inc. 4.25% 2023[5]	6,105	6,005
Liberty Mutual Group Inc., Series A, 7.80% 2087[5,6]	19,415	22,667
Regions Financial Corp. 7.75% 2014	5,157	5,567
Regions Financial Corp. 5.20% 2015	3,115	3,271
Regions Financial Corp. 5.75% 2015	18,462	19,829
MetLife Global Funding I 2.50% 2015[5]	10,000	10,343
MetLife Capital Trust IV, junior subordinated 7.875% 2067[5,6]	14,430	17,100
MetLife Capital Trust X, junior subordinated 9.25% 2068[5,6]	500	668
Lazard Group LLC 7.125% 2015	25,187	27,384
Berkshire Hathaway Inc. 2.20% 2016	11,500	11,950
Berkshire Hathaway Finance Corp. 1.30% 2018	5,950	5,818
Berkshire Hathaway Inc. 1.55% 2018	3,900	3,867
Berkshire Hathaway Inc. 3.00% 2023	2,500	2,434
Berkshire Hathaway Inc. 4.40% 2042	3,000	2,846
ERP Operating LP 6.584% 2015	2,705	2,964
ERP Operating LP 5.75% 2017	4,000	4,538
ERP Operating LP 7.125% 2017	10,000	11,719
ERP Operating LP 3.00% 2023	7,290	6,788
NASDAQ OMX Group, Inc. 5.25% 2018	23,050	24,987
HCP, Inc. 3.75% 2016	20,000	21,086
Toyota Motor Credit Corp. 1.375% 2013	10,000	10,002
Toyota Motor Credit Corp. 0.875% 2015	8,500	8,552
BNP Paribas 3.60% 2016	10,000	10,563
BNP Paribas 5.00% 2021	7,000	7,490
QBE Insurance Group Ltd. 2.40% 2018[5]	17,380	16,902
Springleaf Finance Corp., Term Loan B, 5.50% 2017[6,8,9]	16,486	16,533
Prudential Financial, Inc. 4.50% 2021	3,000	3,233
Prudential Holdings, LLC, Series C, 8.695% 2023[5,8]	10,250	12,668
BBVA Bancomer SA 4.50% 2016[5]	7,500	7,875
BBVA Bancomer SA 6.50% 2021[5]	7,200	7,614
Mack-Cali Realty Corp. 2.50% 2017	15,235	15,044
American Express Co. 6.15% 2017	12,610	14,602
Boston Properties, Inc. 3.70% 2018	12,000	12,719
FelCor Lodging Trust Inc. 5.625% 2023	12,825	12,536
ANZ National (International) Ltd. 3.125% 2015[5]	10,000	10,395
Bank of New York Mellon Corp., Series G, 2.50% 2016	10,000	10,372
Ryman Hospitality Properties, Inc. 5.00% 2021[5]	10,375	10,219
UBS AG 2.25% 2014	10,000	10,093
US Bancorp., Series T, 1.65% 2017	10,000	10,016
Westpac Banking Corp. 3.00% 2015	9,000	9,444
Toronto-Dominion Bank 2.375% 2016	9,000	9,332
Bank of Nova Scotia 2.55% 2017	9,000	9,313
ACE INA Holdings Inc. 2.60% 2015	7,445	7,761
ACE INA Holdings Inc. 2.70% 2023	1,500	1,414
Nationwide Mutual Insurance Co. 5.81% 2024[5,6]	8,150	8,293
Nordea Bank AB 1.625% 2018[5]	8,500	8,273
Monumental Global Funding III 0.468% 2014[5,6]	8,000	8,006
Brandywine Operating Partnership, LP 5.40% 2014	6,000	6,310
Brandywine Operating Partnership, LP 5.70% 2017	20	22
Brandywine Operating Partnership, LP 3.95% 2023	1,729	1,649
Bonds, notes & other debt instruments
	Principal amount	Value
Financials (continued)	(000)	(000)

Santander Issuances, SA Unipersonal 6.50% 2019[5,6]	$ 7,500	$ 7,651
Host Hotels & Resorts LP 6.00% 2021	6,400	7,012
Allstate Corp. 3.15% 2023	4,075	3,991
Allstate Corp. 4.50% 2043	2,500	2,468
Barclays Bank PLC 5.125% 2020	5,500	6,118
Goodman Funding Pty Ltd. 6.00% 2022[5]	4,935	5,374
Alexandria Real Estate Equities, Inc. 3.90% 2023	4,500	4,336
AXA SA, Series B, junior subordinated 6.379% (undated)[5,6]	4,155	4,155
Essex Portfolio L.P. 3.25% 2023	4,400	4,083
Corporate Office Properties Trust 3.60% 2023[5]	4,155	3,859
VEB Finance Ltd. 6.80% 2025[5]	3,000	3,255
UDR, Inc., Series A, 5.25% 2015	3,000	3,167
American Campus Communities, Inc. 3.75% 2023	2,985	2,870
BB&T Corp., 2.05% 2018	2,350	2,343
CNA Financial Corp. 6.50% 2016	1,750	1,990
Development Bank of Kazakhstan 5.50% 2015	930	980
Development Bank of Kazakhstan 5.50% 2015[5]	637	671
Piedmont Operating Partnership LP 3.40% 2023	1,750	1,598
		3,235,300
U.S. Treasury bonds & notes 2.52%
U.S. Treasury 2.21%

U.S. Treasury 1.50% 2013	20,000	20,118
U.S. Treasury 1.875% 2014	230,000	232,374
U.S. Treasury 1.875% 2014	17,555	17,785
U.S. Treasury 2.625% 2014	64,000	65,575
U.S. Treasury 1.50% 2016	13,500	13,855
U.S. Treasury 1.75% 2016	95,000	98,181
U.S. Treasury 2.00% 2016	102,000	105,944
U.S. Treasury 2.375% 2016	100,000	104,996
U.S. Treasury 7.50% 2016	20,000	24,397
U.S. Treasury 0.50% 2017	67,500	66,074
U.S. Treasury 2.625% 2018	79,500	84,332
U.S. Treasury 1.625% 2022	202,250	187,393
U.S. Treasury 1.75% 2023	4,500	4,178
U.S. Treasury 6.25% 2023	113,000	150,220
U.S. Treasury 6.75% 2026	4,575	6,470
U.S. Treasury 5.50% 2028	62,975	80,746
U.S. Treasury 6.25% 2030	6,850	9,547
U.S. Treasury 5.375% 2031	38,475	49,251
U.S. Treasury 4.50% 2036	87,935	102,513
U.S. Treasury 4.625% 2040	16,775	19,962
U.S. Treasury 3.75% 2041	61,350	63,190
U.S. Treasury 4.75% 2041	50,000	60,672
U.S. Treasury 2.75% 2042	2,675	2,245
U.S. Treasury 3.00% 2042	56,175	49,913
U.S. Treasury 2.875% 2043	141,422	121,831
U.S. Treasury 3.125% 2043	104,525	95,004
		1,836,766
U.S. Treasury inflation-protected securities[11] 0.31%

U.S. Treasury Inflation-Protected Security 1.875% 2015	45,506	48,524
U.S. Treasury Inflation-Protected Security 0.125% 2017	41,022	42,453
U.S. Treasury Inflation-Protected Security 0.125% 2022	29,881	29,581
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. Treasury bonds & notes — U.S. Treasury inflation-protected securities[11] (continued)	(000)	(000)

U.S. Treasury Inflation-Protected Security 0.375% 2023	$95,565	$ 95,544
U.S. Treasury Inflation-Protected Security 0.75% 2042	6,185	5,410
U.S. Treasury Inflation-Protected Security 0.625% 2043	44,831	37,477
		258,989
Total U.S. Treasury bonds & notes		2,095,755
Consumer discretionary 2.22%

Boyd Gaming Corp. 7.125% 2016	13,925	13,925
Boyd Gaming Corp. 9.125% 2018	88,575	94,775
Boyd Gaming Corp. 9.00% 2020	5,000	5,375
MGM Resorts International 5.875% 2014	37,905	38,853
MGM Resorts International 6.625% 2015	22,500	24,356
MGM Resorts International 7.50% 2016	8,425	9,331
MGM Resorts International 8.625% 2019	2,425	2,822
MGM Resorts International 6.75% 2020	7,350	7,837
MGM Resorts International 6.625% 2021	7,950	8,397
MGM Resorts International 7.75% 2022	19,000	21,138
Toys “R” Us-Delaware, Inc., Term Loan B, 6.00% 2016[6,8,9]	5,914	5,880
Toys “R” Us-Delaware, Inc. 7.375% 2016[5]	8,255	8,441
Toys “R” Us Property Co. II, LLC 8.50% 2017	13,300	14,115
Toys “R” Us Property Co. I, LLC 10.75% 2017	31,775	33,682
Toys “R” Us-Delaware, Inc., Term Loan B2, 5.25% 2018[6,8,9]	25,321	24,825
EchoStar DBS Corp. 7.75% 2015	7,350	8,030
DISH DBS Corp. 4.625% 2017	45,105	45,894
DISH DBS Corp. 4.25% 2018[5]	14,825	14,640
DISH DBS Corp. 7.875% 2019	1,425	1,628
DISH DBS Corp. 6.75% 2021	9,400	10,011
Time Warner Cable Inc. 7.50% 2014	7,900	8,240
Time Warner Cable Inc. 6.75% 2018	22,500	25,191
Time Warner Cable Inc. 5.00% 2020	25,000	25,475
Time Warner Cable Inc. 4.125% 2021	16,000	15,415
Virgin Media Secured Finance PLC 6.50% 2018	8,800	9,218
Virgin Media Finance PLC 8.375% 2019[5]	41,674	45,529
Virgin Media Secured Finance PLC 5.375% 2021[5]	17,600	17,908
Limited Brands, Inc. 5.25% 2014	1,585	1,652
Limited Brands, Inc. 8.50% 2019	16,105	19,165
Limited Brands, Inc. 7.00% 2020	21,271	23,850
Limited Brands, Inc. 6.625% 2021	23,754	26,248
Comcast Corp. 5.90% 2016	10,000	11,255
Comcast Corp. 6.30% 2017	3,000	3,559
Comcast Corp. 4.25% 2033	4,000	3,867
Comcast Corp. 5.65% 2035	7,000	7,751
Comcast Corp. 6.45% 2037	25,000	29,958
Comcast Corp. 6.95% 2037	10,275	13,011
Comcast Corp. 4.65% 2042	805	775
NBCUniversal Media, LLC 2.875% 2016	10,000	10,491
NBCUniversal Enterprise, Inc. 0.953% 2018[5,6]	8,625	8,709
NBCUniversal Enterprise, Inc. 1.974% 2019[5]	1,835	1,795
NBCUniversal Media, LLC 4.375% 2021	3,750	4,072
NBCUniversal Enterprise, Inc. 5.25% (undated)[5]	37,105	36,791
Dollar General Corp. 1.875% 2018	13,000	12,582
Dollar General Corp. 3.25% 2023	44,750	41,878
Bonds, notes & other debt instruments
	Principal amount	Value
Consumer discretionary (continued)	(000)	(000)

CityCenter Holdings, LLC and CityCenter Finance Corp. 7.625% 2016	$49,200	$52,398
Caesars Entertainment Operating Co. 11.25% 2017	24,365	25,385
Caesars Entertainment Operating Co. 9.00% 2020[5]	10,975	10,317
Caesars Entertainment Operating Co. 9.00% 2020[5]	9,000	8,528
Caesars Entertainment Operating Co. 9.00% 2020[5]	8,475	7,967
Cox Communications, Inc. 5.45% 2014	1,599	1,700
Cox Communications, Inc. 5.875% 2016[5]	25,000	28,307
Cox Communications, Inc. 2.95% 2023[5]	21,375	19,167
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.25% 2017	38,100	40,577
CCO Holdings LLC and CCO Holdings Capital Corp. 7.00% 2019	8,000	8,520
Myriad International Holdings 6.00% 2020[5]	40,000	41,500
Time Warner Inc. 5.875% 2016	8,000	9,138
Time Warner Companies, Inc. 7.25% 2017	1,500	1,809
Time Warner Inc. 4.75% 2021	15,500	16,869
Time Warner Inc. 3.40% 2022	2,150	2,108
Time Warner Inc. 6.25% 2041	6,650	7,531
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[5]	35,425	36,753
Videotron Ltd. 6.375% 2015	4,905	4,985
Quebecor Media Inc. 7.75% 2016	7,037	7,169
Quebecor Media Inc. 5.75% 2023	23,975	23,555
DaimlerChrysler North America Holding Corp. 6.50% 2013	5,400	5,488
DaimlerChrysler North America Holding Corp. 1.30% 2015[5]	8,500	8,542
DaimlerChrysler North America Holding Corp. 2.625% 2016[5]	2,000	2,067
DaimlerChrysler North America Holding Corp. 2.40% 2017[5]	14,000	14,219
DaimlerChrysler North America Holding Corp. 2.375% 2018[5]	2,000	1,999
DaimlerChrysler North America Holding Corp. 8.50% 2031	2,000	2,911
Tousa, Inc. 9.00% 2010[10]	10,675	7,019
Tousa, Inc. 9.00% 2010[10]	7,815	5,138
Tousa, Inc. 9.25% 2011[5,6,10]	33,175	21,730
Neiman Marcus Group, Inc., Term Loan B, 4.00% 2018[6,8,9]	31,320	31,455
Home Depot, Inc. 5.95% 2041	25,000	30,710
Volkswagen International Finance NV 0.884% 2014[5,6]	10,000	10,021
Volkswagen International Finance NV 2.875% 2016[5]	4,000	4,172
Volkswagen International Finance NV 2.375% 2017[5]	14,500	14,837
Walt Disney Co. 0.875% 2014	19,000	19,135
Walt Disney Co. 1.10% 2017	7,575	7,422
Royal Caribbean Cruises Ltd. 11.875% 2015	22,175	26,222
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 3.50% 2016	24,463	25,681
News America Inc. 5.30% 2014	20,000	21,216
News America Inc. 3.00% 2022	4,000	3,783
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	15,000	16,500
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	7,775	8,319
Michaels Stores, Inc. 7.50% 2018[5,6,7]	5,000	5,075
Michaels Stores, Inc. 7.75% 2018	17,000	18,509
PETCO Animal Supplies, Inc. 9.25% 2018[5]	21,600	23,490
Cablevision Systems Corp. 8.00% 2020	20,000	22,700
Marriott International, Inc., Series I, 6.375% 2017	19,000	21,538
RCI Banque 3.50% 2018[5]	21,000	21,065
Burger King Corp 0%/11.00% 2019[5,12]	23,475	20,511
Mohegan Tribal Gaming Authority 10.50% 2016[5]	6,275	6,291
Mohegan Tribal Gaming Authority 11.00% 2018[5,6,7]	13,725	13,622
Warner Music Group 11.50% 2018	5,700	6,626
Warner Music Group 6.00% 2021[5]	9,720	10,206
Needle Merger Sub Corp. 8.125% 2019[5]	16,220	16,747
Bonds, notes & other debt instruments
	Principal amount	Value
Consumer discretionary (continued)	(000)	(000)

J.C. Penney Co., Inc. 5.75% 2018	$18,528	$ 16,027
Cinemark USA, Inc. 5.125% 2022	8,000	7,750
Cinemark USA, Inc. 4.875% 2023[5]	8,300	7,885
Marina District Finance Co., Inc. 9.50% 2015	14,500	15,225
Sally Holdings LLC and Sally Capital Inc. 6.875% 2019	11,950	13,145
Laureate Education, Inc. 9.25% 2019[5]	11,750	12,807
Schaeffler Holding Finance BV 6.875% 2018[5,6,7]	12,050	12,351
Tenneco Inc. 6.875% 2020	11,300	12,260
General Motors Financial Co. 3.25% 2018[5]	9,830	9,633
General Motors Financial Co. 6.75% 2018	1,720	1,926
Seminole Tribe of Florida 6.535% 2020[5,8]	10,000	10,800
Univision Communications Inc., Term Loan C3, 4.00% 2020[6,8,9]	10,389	10,460
Federated Department Stores, Inc. 6.90% 2029	7,925	9,199
President & Fellows of Harvard College 3.619% 2037	10,000	8,862
Seneca Gaming Corp. 8.25% 2018[5]	7,925	8,519
Staples, Inc. 9.75% 2014	8,000	8,314
Burlington Coat Factory Warehouse Corp. 10.00% 2019	6,700	7,521
CBS Corp. 1.95% 2017	7,000	7,011
Six Flags Entertainment Corp. 5.25% 2021[5]	6,400	6,272
Dynacast International LLC 9.25% 2019	5,575	6,133
Local T.V. Finance LLC 9.25% 2015[5,6,7]	5,730	5,845
Allison Transmission Holdings, Inc., Term Loan B2, 3.20% 2017[6,8,9]	4,995	5,019
Omnicom Group Inc. 3.625% 2022	4,750	4,686
Thomson Reuters Corp. 6.50% 2018	3,000	3,560
WPP Finance 2010 4.75% 2021	2,550	2,655
The Weather Company, Term Loan, 7.00% 2020[6,8,9]	2,500	2,566
Ford Motor Co. 4.75% 2043	2,715	2,476
NCL Corp. Ltd. 5.00% 2018[5]	575	576
		1,847,072
Mortgage-backed obligations[8] 2.20%

Fannie Mae 5.50% 2018	73	77
Fannie Mae 6.00% 2021	288	318
Fannie Mae 4.50% 2024	3,324	3,541
Fannie Mae 5.50% 2024	384	418
Fannie Mae 3.50% 2025	10,724	11,266
Fannie Mae 3.50% 2025	7,513	7,893
Fannie Mae 3.50% 2025	6,724	7,064
Fannie Mae 3.50% 2025	6,278	6,595
Fannie Mae 3.50% 2025	3,431	3,604
Fannie Mae 3.50% 2025	861	904
Fannie Mae 3.50% 2025	358	376
Fannie Mae 3.50% 2025	326	342
Fannie Mae 4.50% 2025	3,504	3,733
Fannie Mae 4.50% 2025	2,179	2,350
Fannie Mae 4.50% 2025	2,200	2,344
Fannie Mae 4.50% 2025	2,168	2,310
Fannie Mae, Series 2001-4, Class GA, 9.556% 2025[6]	203	235
Fannie Mae, Series 2001-4, Class NA, 10.906% 2025[6]	6	7
Fannie Mae 3.50% 2026	5,961	6,262
Fannie Mae 6.00% 2026	5,586	6,162
Fannie Mae 7.00% 2026	805	917
Fannie Mae 2.50% 2027	1,948	1,950
Fannie Mae 2.50% 2027	1,473	1,474
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[8] (continued)	(000)	(000)

Fannie Mae 2.50% 2027	$ 1,340	$ 1,342
Fannie Mae 2.50% 2027	1,232	1,233
Fannie Mae 2.50% 2027	727	728
Fannie Mae 2.50% 2027	609	610
Fannie Mae 2.50% 2027	592	592
Fannie Mae 3.00% 2027	28,473	29,329
Fannie Mae 2.50% 2028	48,033	48,065
Fannie Mae 2.50% 2028	43,500	43,486
Fannie Mae 2.50% 2028	15,981	15,991
Fannie Mae 3.50% 2028	13,290	13,936
Fannie Mae 6.00% 2028	6,400	7,064
Fannie Mae 7.00% 2028	2,512	2,869
Fannie Mae 7.00% 2028	371	423
Fannie Mae, Series 2001-20, Class E, 9.568% 2031[6]	207	235
Fannie Mae 5.50% 2033	903	989
Fannie Mae 4.50% 2034	26,852	28,549
Fannie Mae 5.50% 2035	902	984
Fannie Mae 5.50% 2036	6,705	7,304
Fannie Mae 6.00% 2036	3,375	3,698
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	2,649	2,927
Fannie Mae 6.00% 2036	2,202	2,412
Fannie Mae 6.00% 2036	1,670	1,830
Fannie Mae 2.67% 2037[6]	3,169	3,384
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	9,358	10,208
Fannie Mae 6.00% 2037	43,788	47,809
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	5,856	6,498
Fannie Mae 6.00% 2037	5,644	6,170
Fannie Mae 6.00% 2037	5,169	5,632
Fannie Mae 6.00% 2037	348	381
Fannie Mae 6.00% 2037	337	358
Fannie Mae 6.50% 2037	2,352	2,625
Fannie Mae 6.50% 2037	1,699	1,891
Fannie Mae 6.50% 2037	1,677	1,854
Fannie Mae 6.50% 2037	624	696
Fannie Mae 7.00% 2037	1,192	1,338
Fannie Mae 7.00% 2037	925	1,037
Fannie Mae 7.50% 2037	1,424	1,623
Fannie Mae 7.50% 2037	112	128
Fannie Mae 7.50% 2037	86	98
Fannie Mae 8.00% 2037	106	121
Fannie Mae 5.50% 2038	1,660	1,807
Fannie Mae 6.00% 2038	7,818	8,565
Fannie Mae 6.00% 2038	7,101	7,738
Fannie Mae 6.00% 2038	3,293	3,602
Fannie Mae 4.50% 2039	37,224	39,811
Fannie Mae 6.00% 2039	3,215	3,517
Fannie Mae 6.50% 2039	1,548	1,724
Fannie Mae 4.00% 2040	14,275	14,845
Fannie Mae 4.00% 2040	11,053	11,494
Fannie Mae 4.00% 2040	10,237	10,646
Fannie Mae 4.195% 2040[6]	1,392	1,473
Fannie Mae 4.50% 2040	29,417	31,223
Fannie Mae 4.50% 2040	2,576	2,735
Fannie Mae 4.50% 2040	135	144
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[8] (continued)	(000)	(000)

Fannie Mae 4.50% 2040	$ 115	$ 123
Fannie Mae 5.00% 2040	13,755	14,911
Fannie Mae 4.00% 2041	28,035	29,155
Fannie Mae 4.00% 2041	9,768	10,209
Fannie Mae 4.50% 2041	60,671	64,418
Fannie Mae 4.50% 2041	41,273	43,822
Fannie Mae 4.50% 2041	7,480	7,942
Fannie Mae 4.50% 2041	4,525	4,805
Fannie Mae 4.50% 2041	387	412
Fannie Mae 5.00% 2041	795	868
Fannie Mae 5.00% 2041	735	802
Fannie Mae 5.00% 2041	582	638
Fannie Mae 5.00% 2041	552	604
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	601	681
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	479	572
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	315	372
Fannie Mae 3.50% 2042	39,380	39,761
Fannie Mae 3.50% 2042	29,008	29,289
Fannie Mae 3.50% 2042	11,010	11,124
Fannie Mae, Series 2002-W1, Class 2A, 6.767% 2042[6]	883	1,055
Fannie Mae 3.50% 2043	98,362	99,215
Fannie Mae 4.00% 2043	105,000	109,184
Fannie Mae 6.50% 2047	1,154	1,256
Fannie Mae 6.50% 2047	1,074	1,169
Fannie Mae 6.50% 2047	686	746
Fannie Mae 6.50% 2047	584	636
Fannie Mae 6.50% 2047	378	412
Fannie Mae 6.50% 2047	127	138
Fannie Mae 7.00% 2047	1,049	1,169
Fannie Mae 7.00% 2047	501	559
Fannie Mae 7.00% 2047	472	526
Fannie Mae 7.00% 2047	297	331
Freddie Mac, Series 2890, Class KT, 4.50% 2019	25,425	27,294
Freddie Mac, Series 2289, Class NB, 10.348% 2022[6]	25	28
Freddie Mac 5.00% 2023	4,516	4,811
Freddie Mac 5.00% 2023	4,427	4,717
Freddie Mac 5.00% 2023	4,349	4,634
Freddie Mac 5.00% 2023	1,503	1,606
Freddie Mac 6.00% 2026	862	947
Freddie Mac 6.00% 2027	1,473	1,619
Freddie Mac 2.478% 2035[6]	2,211	2,336
Freddie Mac 4.50% 2035	27,933	29,524
Freddie Mac, Series 3061, Class PN, 5.50% 2035	1,612	1,769
Freddie Mac, Series 3257, Class PA, 5.50% 2036	9,244	10,112
Freddie Mac, Series 3286, Class JN, 5.50% 2037	9,383	10,237
Freddie Mac, Series 3312, Class PA, 5.50% 2037	8,982	9,799
Freddie Mac, Series 3318, Class JT, 5.50% 2037	5,202	5,672
Freddie Mac 5.50% 2037	1,669	1,802
Freddie Mac, Series 3271, Class OA, 6.00% 2037	9,271	10,354
Freddie Mac 5.50% 2038	4,232	4,571
Freddie Mac 6.50% 2038	4,700	5,297
Freddie Mac 4.50% 2039	2,124	2,242
Freddie Mac 5.00% 2039	4,997	5,465
Freddie Mac 5.00% 2039	3,350	3,635
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[8] (continued)	(000)	(000)

Freddie Mac 5.00% 2039	$ 2,134	$ 2,287
Freddie Mac 5.50% 2039	2,194	2,370
Freddie Mac 4.50% 2040	54,238	57,322
Freddie Mac 4.00% 2041	3,082	3,200
Freddie Mac 4.50% 2041	5,387	5,695
Freddie Mac 4.50% 2041	5,340	5,646
Freddie Mac 4.50% 2041	4,468	4,723
Freddie Mac 5.00% 2041	268	291
Freddie Mac 4.50% 2042	8,352	8,814
Freddie Mac 4.50% 2042	5,505	5,809
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.863% 2045[6]	14,700	16,289
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[5]	7,500	7,878
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[5]	24,000	25,462
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	520	523
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.711% 2049[6]	15,450	17,399
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051	5,000	5,613
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-M, 6.00% 2051[6]	20,950	23,155
Government National Mortgage Assn. 10.00% 2021	401	445
Government National Mortgage Assn. 10.00% 2025	385	437
Government National Mortgage Assn. 4.00% 2040	67,520	71,028
Government National Mortgage Assn. 4.50% 2041	2,828	3,025
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A-4, 5.197% 2030[6]	11,422	12,241
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040	9,963	11,034
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-M, 5.493% 2040[6]	19,700	20,508
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[6]	10,035	11,117
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	3,766	3,803
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043	8,000	8,932
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[6]	19,050	20,568
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A-M, 5.924% 2051[6]	14,300	15,889
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[6]	27,410	30,069
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 5.897% 2049[6]	11,290	12,830
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	1,765	1,823
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A-AB, 4.614% 2037	3,264	3,334
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-M, 5.343% 2039	7,020	7,569
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[6]	13,000	14,570
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.613% 2049[6]	10,000	10,732
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[6]	8,152	8,164
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.86% 2038[6]	7,000	7,766
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	10,000	11,129
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[6]	7,879	8,639
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.292% 2044[6]	13,000	14,125
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.294% 2045[6]	10,808	10,804
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 2043[6]	19,446	21,270
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.218% 2044[6]	5,500	5,922
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	13,250	14,623
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 2045[6]	3,000	3,220
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.229% 2045[6]	11,467	11,488
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.56% 2049[6]	5,000	5,622
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A-M, 5.372% 2047	19,000	20,208
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 2-A-5, 5.50% 2035	9,015	8,061
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 4.951% 2047[6]	5,463	3,861
Bank of Montreal 2.85% 2015[5]	10,000	10,412
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 2035[5]	10,000	10,400
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[5]	7,675	8,380
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[8] (continued)	(000)	(000)

DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[5]	$ 7,377	$ 7,803
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-M, 5.277% 2037[6]	7,000	7,466
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 4.605% 2036[6]	8,834	7,354
Commonwealth Bank of Australia 0.75% 2016[5]	7,000	6,968
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.104% 2036[6]	6,692	5,463
Freddie Mac, STACR Debt Notes, Series 2013-DN1, Class M-1, 3.59% 2023[6]	4,940	4,993
National Australia Bank 1.25% 2018[5]	5,000	4,869
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-4, 5.85% 2050[6]	3,460	3,918
GSR Mortgage Loan Trust, Series 2004-2F, Class VIIA-1, 4.50% 2019	2,223	2,243
National Credit Union Administration, Series 2011-M1, Class A2, 1.40% 2015	709	720
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027	145	148
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 0.62% 2031[5,6]	13,244	53
		1,829,810
Telecommunication services 1.94%

Clearwire Communications and Clearwire Finance, Inc., Series B, 12.00% 2015[5]	79,320	84,277
Clearwire Communications and Clearwire Finance, Inc., Series A, 12.00% 2015[5]	41,275	43,855
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[5]	6,125	8,407
Sprint Nextel Corp. 8.375% 2017	29,525	33,511
Sprint Nextel Corp. 9.125% 2017	39,446	45,659
Clearwire Communications and Clearwire Finance, Inc. 12.00% 2017[5]	38,045	44,703
Sprint Nextel Corp. 9.00% 2018[5]	5,000	5,937
Sprint Nextel Corp. 7.00% 2020	64,620	68,416
Sprint Nextel Corp. 11.50% 2021	20,975	28,002
Wind Acquisition SA 11.75% 2017[5]	128,405	136,109
Wind Acquisition SA 7.25% 2018[5]	50,980	52,764
Wind Acquisition SA 7.25% 2018[5]	15,040	15,491
NII Capital Corp. 7.875% 2019[5]	40,625	39,203
NII Capital Corp. 8.875% 2019	25,775	22,811
NII Capital Corp. 11.375% 2019[5]	35,375	39,001
NII Capital Corp. 7.625% 2021	74,810	60,783
Leap Wireless International, Inc., Term Loan C, 4.75% 2020[6,8,9]	62,650	63,179
Cricket Communications, Inc. 7.75% 2020	63,075	71,984
Verizon Communications Inc. 5.55% 2014	55,884	57,184
Verizon Communications Inc. 3.00% 2016	17,000	17,858
Verizon Communications Inc. 4.75% 2041	2,075	1,956
Verizon Communications Inc. 6.00% 2041	32,925	36,617
Frontier Communications Corp. 8.125% 2018	2,467	2,763
Frontier Communications Corp. 8.50% 2020	15,475	17,255
Frontier Communications Corp. 9.25% 2021	20,625	24,028
Frontier Communications Corp. 8.75% 2022	6,425	7,116
Frontier Communications Corp. 7.125% 2023	30,825	30,671
Frontier Communications Corp. 7.625% 2024	30,375	30,831
LightSquared, Term Loan B, 12.00% 2014[7,8,9,10]	96,867	105,585
MetroPCS Wireless, Inc. 6.25% 2021[5]	43,800	44,840
MetroPCS Wireless, Inc. 6.625% 2023[5]	43,775	44,815
Vodafone Group PLC, Term Loan B, 6.875% 2015[7,8,9]	69,082	70,291
Intelsat Jackson Holding Co. 6.625% 2022[5]	53,310	54,776
Telefónica Emisiones, SAU 3.992% 2016	10,000	10,395
Telefónica Emisiones, SAU 3.192% 2018	8,500	8,410
Telefónica Emisiones, SAU 5.134% 2020	7,950	8,193
Telefónica Emisiones, SAU 4.57% 2023	7,000	6,787
Telecom Italia Capital SA, Series B, 5.25% 2013	4,000	4,041
Telecom Italia Capital SA 6.999% 2018	18,140	20,135
Bonds, notes & other debt instruments
	Principal amount	Value
Telecommunication services (continued)	(000)	(000)

Telecom Italia Capital SA 7.175% 2019	$ 8,000	$ 8,944
SBC Communications Inc. 5.10% 2014	3,500	3,677
AT&T Inc. 2.40% 2016	9,000	9,310
SBC Communications Inc. 5.625% 2016	10,000	11,223
AT&T INC. 4.30% 2042	5,000	4,375
France Télécom 2.75% 2016	9,000	9,308
France Télécom 4.125% 2021	15,000	15,340
Trilogy International Partners, LLC 10.25% 2016[5]	24,750	23,822
Deutsche Telekom International Finance BV 4.875% 2014	10,000	10,386
Deutsche Telekom International Finance BV 9.25% 2032	8,420	12,631
Deutsche Telekom International Finance BV 4.875% 2042[5]	350	343
Crown Castle International Corp. 7.125% 2019	19,000	20,567
Syniverse Holdings, Inc. 9.125% 2019	7,800	8,463
Qwest Capital Funding, Inc. 7.625% 2021	3,900	4,269
Level 3 Communications, Inc. 11.875% 2019	3,000	3,472
SBA Communications Corp. 5.75% 2020	3,375	3,468
		1,618,237
Energy 1.84%

Kinder Morgan Energy Partners, LP 3.50% 2016	33,950	35,968
Kinder Morgan Energy Partners, LP 6.00% 2017	2,950	3,357
Kinder Morgan Energy Partners, LP 2.65% 2019	1,890	1,904
Kinder Morgan Energy Partners, LP 9.00% 2019	1,660	2,138
Kinder Morgan Energy Partners, LP 4.15% 2022	12,145	12,287
Kinder Morgan Energy Partners, LP 3.45% 2023	15,000	14,309
Kinder Morgan Energy Partners, LP 3.50% 2023	6,250	5,949
Kinder Morgan Energy Partners, LP 6.95% 2038	750	894
Kinder Morgan Energy Partners, LP 5.00% 2043	20,000	18,943
Transocean Inc. 5.05% 2016	22,500	24,683
Transocean Inc. 2.50% 2017	2,080	2,075
Transocean Inc. 6.375% 2021	55,490	62,765
Transocean Inc. 3.80% 2022	5,805	5,558
TransCanada PipeLines Ltd. 7.625% 2039	10,750	14,694
TransCanada PipeLines Ltd., junior subordinated 6.35% 2067[6]	61,150	64,265
Anadarko Petroleum Corp. 5.95% 2016	10,500	11,881
Anadarko Petroleum Corp. 6.375% 2017	13,500	15,758
Anadarko Petroleum Corp. 8.70% 2019	37,880	49,165
Anadarko Petroleum Corp. 6.20% 2040	500	574
Total Capital SA 3.00% 2015	10,000	10,454
Total Capital International 1.55% 2017	20,000	19,995
Total Capital Canada Ltd. 1.45% 2018	5,810	5,754
Total Capital International 2.875% 2022	7,430	7,204
Total Capital International 2.70% 2023	12,040	11,309
Total Capital Canada Ltd. 2.75% 2023	4,760	4,467
Peabody Energy Corp. 6.00% 2018	34,050	34,986
Peabody Energy Corp. 6.25% 2021	23,750	23,394
NGPL PipeCo LLC 7.119% 2017[5]	9,175	9,072
NGPL PipeCo LLC 9.625% 2019[5]	45,930	48,628
CONSOL Energy Inc. 8.00% 2017	6,750	7,231
CONSOL Energy Inc. 8.25% 2020	46,251	50,067
Alpha Natural Resources, Inc. 9.75% 2018	27,265	28,219
Alpha Natural Resources, Inc. 6.00% 2019	13,310	11,480
Alpha Natural Resources, Inc. 6.25% 2021	18,385	15,443
Petrobras Global Finance Co. 3.00% 2019	2,760	2,571
Bonds, notes & other debt instruments
	Principal amount	Value
Energy (continued)	(000)	(000)

Petrobras International Finance Co. 5.75% 2020	$ 6,535	$ 6,787
Petrobras International Finance Co. 5.375% 2021	38,285	38,343
Petrobras Global Finance Co. 4.375% 2023	5,000	4,557
Petrobras International Finance Co. 6.75% 2041	580	562
Petrobras Global Finance Co. 5.625% 2043	1,410	1,194
El Paso Pipeline Partners Operating Co., LLC 5.00% 2021	8,750	9,485
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	41,015	37,394
Ras Laffan Liquefied Natural Gas III 5.50% 2014[5]	2,400	2,521
Ras Laffan Liquefied Natural Gas III 6.75% 2019	4,000	4,738
Ras Laffan Liquefied Natural Gas III 6.75% 2019[5]	1,000	1,185
Ras Laffan Liquefied Natural Gas II 5.298% 2020[5,8]	23,515	25,397
Ras Laffan Liquefied Natural Gas III 5.838% 2027[5,8]	10,325	11,151
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[5,8]	2,502	2,527
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[5,8]	42,305	42,326
Enbridge Energy Partners, LP, Series B, 6.50% 2018	5,225	6,131
Enbridge Energy Partners, LP 9.875% 2019	10,500	13,851
Enbridge Energy Partners, LP, Series B, 7.50% 2038	6,000	7,250
Enbridge Energy Partners, LP 5.50% 2040	16,200	16,226
StatoilHydro ASA 3.875% 2014	10,000	10,246
StatoilHydro ASA 1.80% 2016	10,000	10,293
Statoil ASA 3.125% 2017	10,000	10,643
StatoilHydro ASA 5.25% 2019	2,000	2,318
Statoil ASA 3.15% 2022	150	150
StatoilHydro ASA 2.65% 2024	4,000	3,735
Statoil ASA 4.25% 2041	3,000	2,881
Arch Coal, Inc. 7.00% 2019	29,575	24,325
Arch Coal, Inc. 7.25% 2021	18,675	15,267
Laredo Petroleum, Inc. 9.50% 2019	34,200	38,133
Enterprise Products Operating LLC 5.20% 2020	5,500	6,189
Enterprise Products Operating LLC 3.35% 2023	28,670	27,735
Enterprise Products Operating LLC 4.85% 2044	1,500	1,463
PDC Energy Inc. 7.75% 2022[5]	25,975	27,663
Petróleos Mexicanos 3.50% 2018[5]	14,280	14,566
Petróleos Mexicanos 5.50% 2021	3,960	4,287
Petróleos Mexicanos 4.875% 2022	435	448
Petróleos Mexicanos 4.875% 2024[5]	5,875	5,948
Petróleos Mexicanos 6.50% 2041[5]	750	793
Williams Partners L.P. 4.125% 2020	6,500	6,568
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	1,960	2,118
Williams Partners L.P. 4.00% 2021	11,820	11,691
Williams Partners L.P. 3.35% 2022	5,000	4,627
Chevron Corp. 1.104% 2017	3,435	3,373
Chevron Corp. 2.355% 2022	22,950	21,472
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	11,800	12,744
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	10,875	11,038
Devon Energy Corp. 1.875% 2017	6,990	6,939
Devon Energy Corp. 3.25% 2022	15,250	14,731
Devon Energy Corp. 4.75% 2042	1,700	1,596
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[5,8]	22,396	22,844
Enbridge Inc. 5.60% 2017	20,067	22,445
Cenovus Energy Inc. 4.50% 2014	12,000	12,494
Cenovus Energy Inc. 3.00% 2022	5,970	5,724
Cenovus Energy Inc. 6.75% 2039	2,500	3,077
Shell International Finance BV 4.00% 2014	20,000	20,446
Bonds, notes & other debt instruments
	Principal amount	Value
Energy (continued)	(000)	(000)

Energy Transfer Partners, L.P. 3.60% 2023	$17,300	$ 16,394
Energy Transfer Partners, L.P. 6.50% 2042	955	1,053
Energy Transfer Partners, L.P. 5.15% 2043	3,000	2,807
Woodside Finance Ltd. 4.60% 2021[5]	18,935	20,066
Spectra Energy Partners, LP 2.95% 2016	3,750	3,850
Spectra Energy Partners 4.60% 2021	15,730	15,940
Gaz Capital SA, Series 7, 6.212% 2016	5,600	6,114
Gazprom OJSC 3.85% 2020[5]	2,750	2,619
Gazprom OJSC, Series 9, 6.51% 2022	2,000	2,165
Gazprom OJSC 6.51% 2022[5]	500	541
Gazprom OJSC 4.95% 2028[5]	3,000	2,640
Gazprom OJSC 7.288% 2037[5]	4,650	5,057
Halliburton Co. 2.00% 2018	14,000	14,016
Halliburton Co. 3.50% 2023	5,000	5,001
Sabine Pass Liquefaction, LLC 5.625% 2021[5]	19,150	18,935
Apache Corp. 2.625% 2023	14,000	13,014
Apache Corp. 4.25% 2044	2,375	2,133
Teekay Corp. 8.50% 2020	13,769	15,111
BG Energy Capital PLC 2.50% 2015[5]	7,000	7,245
BG Energy Capital PLC 2.875% 2016[5]	7,395	7,754
MarkWest Energy Partners, LP 4.50% 2023	12,500	11,813
MarkWest Energy Partners, LP 5.50% 2023	3,000	3,045
Reliance Holdings Ltd. 4.50% 2020	10,000	9,814
Reliance Holdings Ltd. 4.50% 2020[5]	1,260	1,237
Reliance Holdings Ltd. 5.40% 2022[5]	3,500	3,644
Energy Transfer Partners, L.P. 7.50% 2020	12,250	13,858
Canadian Natural Resources Ltd. 5.70% 2017	7,350	8,396
Canadian Natural Resources Ltd. 6.50% 2037	1,000	1,176
Marathon Oil Corp. 0.90% 2015	8,500	8,500
Samson Investment Co., Term Loan B, 6.00% 2018[6,8,9]	1,450	1,469
Samson Investment Co. 10.25% 2020[5]	6,525	6,949
ConocoPhillips 1.05% 2017	8,500	8,280
Access Midstream Partners, L.P. 4.875% 2023	8,050	7,688
Denbury Resources Inc. 4.625% 2023	6,125	5,612
CNOOC Finance (2013) Ltd. 3.00% 2023	5,150	4,703
Transportadora de Gas Peru SA 4.25% 2028[5]	4,425	4,049
Harvest Operations Corp. 2.125% 2018[5]	4,055	3,932
Western Gas Partners LP 4.00% 2022	3,425	3,405
Bonanza Creek Energy, Inc. 6.75% 2021	2,200	2,266
Transportadora de Gas Internacional 5.70% 2022[5]	850	899
Ecopetrol SA 7.625% 2019	450	538
		1,533,804
Industrials 1.72%

General Electric Co. 0.85% 2015	10,000	10,009
General Electric Capital Corp. 1.00% 2015	7,350	7,350
General Electric Capital Corp., Series A, 2.25% 2015	12,000	12,308
General Electric Capital Corp. 2.95% 2016	4,650	4,871
General Electric Capital Corp. 1.60% 2017	8,500	8,386
General Electric Capital Corp., Series A, 6.00% 2019	9,000	10,508
General Electric Capital Corp. 3.10% 2023	16,000	15,086
General Electric Co. 4.125% 2042	11,000	10,302
General Electric Capital Corp., Series C, junior subordinated 5.25% (undated)[6]	28,800	27,360
General Electric Capital Corp., Series B, junior subordinated 6.25% (undated)[6]	56,000	58,482
Bonds, notes & other debt instruments
	Principal amount	Value
Industrials (continued)	(000)	(000)

General Electric Capital Corp., Series A, junior subordinated 7.125% (undated)[6]	$112,300	$126,549
US Investigations Services, Inc., Term Loan B, 5.00% 2015[6,8,9]	14,399	14,084
US Investigations Services, Inc., Term Loan D, 7.75% 2015[6,8,9]	18,652	18,668
US Investigations Services, Inc. 10.50% 2015[5]	49,850	44,616
US Investigations Services, Inc. 11.75% 2016[5]	19,814	15,653
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	79,655	86,326
Ply Gem Industries, Inc. 9.375% 2017	5,402	5,794
Ply Gem Industries, Inc. 8.25% 2018	73,543	79,610
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 2016[8]	833	856
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[8]	2,194	2,380
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[8]	435	460
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[8]	66	68
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[8]	5,403	5,629
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[8]	2,225	2,357
United Air Lines, Inc., Series 1996-A2, 7.87% 2019[3,8,10]	2,421	—
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[8]	248	261
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[8]	12,068	13,184
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 2020[8]	276	285
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[8]	477	523
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[5,8]	4,287	4,459
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[8]	996	1,039
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[8]	3,579	3,821
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[8]	10,628	11,113
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[8]	2,783	3,134
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[8]	5,040	5,774
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[8]	261	273
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[8]	7,023	7,365
Nortek Inc. 10.00% 2018	22,255	24,425
Nortek Inc. 8.50% 2021	33,565	36,502
DAE Aviation Holdings, Inc. 11.25% 2015[5]	1,786	1,799
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B, 6.25% 2018[6,8,9]	37,355	38,009
DAE Aviation Holdings, Inc., Term Loan B2, 6.25% 2018[6,8,9]	16,934	17,231
BE Aerospace, Inc. 5.25% 2022	49,405	51,196
JELD-WEN Escrow Corp. 12.25% 2017[5]	43,750	50,094
Northwest Airlines, Inc., Term Loan B, 3.78% 2013[6,8,9]	1,787	1,733
Northwest Airlines, Inc., Term Loan A, 2.03% 2018[6,8,9]	41,326	38,433
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[8]	5,195	5,702
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	25,868	27,161
Nielsen Finance LLC and Nielsen Finance Co. 7.75% 2018	1,000	1,093
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020[5]	13,250	13,084
TransDigm Inc. 7.75% 2018	17,395	18,634
TransDigm Inc. 5.50% 2020[5]	22,000	21,615
Navios Maritime Acquisition Corporation and Navios Acquisition Finance (US) Inc. 8.625% 2017	14,115	14,750
Navios Maritime Holdings Inc. 8.875% 2017	10,305	10,859
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	14,585	13,947
American Airlines, Inc., Series 2011-2, Class A, 8.625% 2023[8]	8,190	8,466
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[5,8]	24,000	24,300
Beechcraft Holdings, LLC., Term Loan, 5.75% 2020[6,8,9]	30,900	31,151
Euramax International, Inc. 9.50% 2016	31,755	30,008
Union Pacific Corp. 5.125% 2014	15,325	15,714
Union Pacific Corp. 5.75% 2017	2,065	2,392
Union Pacific Corp. 5.70% 2018	8,000	9,344
HD Supply, Inc. 11.50% 2020	23,055	27,407
Burlington Northern Santa Fe LLC 7.00% 2014	13,885	14,311
Bonds, notes & other debt instruments
	Principal amount	Value
Industrials (continued)	(000)	(000)

Burlington Northern Santa Fe LLC 4.10% 2021	$ 7,000	$ 7,355
Burlington Northern Santa Fe LLC 3.00% 2023	4,580	4,385
ARAMARK Corp., Term Loan D, 4.00% 2019[6,8,9]	19,000	19,217
Esterline Technologies Corp. 7.00% 2020	16,590	18,000
R.R. Donnelley & Sons Co. 7.25% 2018[2]	11,400	12,341
R.R. Donnelley & Sons Co. 7.875% 2021[2]	5,000	5,425
United Technologies Corp. 1.80% 2017	4,640	4,690
United Technologies Corp. 3.10% 2022	4,900	4,871
United Technologies Corp. 4.50% 2042	5,965	5,995
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[5]	14,125	14,867
Honeywell International Inc. 3.875% 2014	13,605	13,862
TRAC Intermodal 11.00% 2019	12,225	13,753
Gardner Denver, Inc., Term Loan B, 4.25% 2020[6,8,9]	13,000	13,065
Florida East Coast Railway Corp. 8.125% 2017	12,075	12,860
CNH Capital LLC 3.875% 2015	12,000	12,390
RBS Global, Inc. and Rexnord LLC 8.50% 2018	9,950	10,796
Watco Companies 6.375% 2023[5]	10,670	10,697
Norfolk Southern Corp. 5.75% 2016	6,710	7,469
Norfolk Southern Corp. 5.75% 2018	2,000	2,316
Volvo Treasury AB 5.95% 2015[5]	8,835	9,482
Atlas Copco AB 5.60% 2017[5]	7,405	8,214
Builders Firstsource 7.625% 2021[5]	5,575	5,645
CEVA Group PLC 11.625% 2016[5]	3,725	3,846
CEVA Group PLC 8.375% 2017[5]	1,743	1,761
ERAC USA Finance Co. 5.25% 2020[5]	5,000	5,571
Safway Group Holding 7.00% 2018[5]	5,500	5,541
European Aeronautic Defence and Space Company 2.70% 2023[5]	6,000	5,535
Canadian National Railway Co. 1.45% 2016	5,010	5,060
ADS Waste Escrow 8.25% 2020[5]	4,675	4,944
CSX Corp. 6.25% 2015	3,460	3,769
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.051% 2014[6,8,9]	3,054	1,665
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015[3,10]	3,570	339
Hawker Beechcraft Acquisition Co., LLC 8.875% 2015[3,7,10]	14,057	1,335
Odebrecht Finance Ltd 5.125% 2022[5]	1,080	1,056
Odebrecht Finance Ltd 7.125% 2042[5]	2,250	2,205
HDTFS Inc. 5.875% 2020	3,000	3,180
BakerCorp International, Inc. 8.25% 2019	2,000	2,025
ABB Finance (USA) Inc. 1.625% 2017	1,000	999
ABB Finance (USA) Inc. 2.875% 2022	1,000	965
Boeing Company 0.95% 2018	640	613
		1,436,407
Health care 1.45%

Amgen Inc. 2.50% 2016	21,375	22,274
Amgen Inc. 2.125% 2017	8,500	8,614
Amgen Inc. 3.875% 2021	20,400	20,850
Amgen Inc. 5.375% 2043	48,310	49,659
inVentiv Health Inc. 9.00% 2018[5]	35,035	36,349
inVentiv Health Inc. 11.00% 2018[5]	53,835	45,221
inVentiv Health Inc. 11.00% 2018[5]	22,915	19,249
Kinetic Concepts, Inc. 10.50% 2018	63,842	70,545
Kinetic Concepts, Inc. 12.50% 2019	22,560	24,055
VPI Escrow Corp. 6.75% 2018[5]	18,000	19,080
VPI Escrow Corp. 6.375% 2020[5]	34,355	35,643
Bonds, notes & other debt instruments
	Principal amount	Value
Health care (continued)	(000)	(000)

VPI Escrow Corp. 7.50% 2021[5]	$22,900	$24,675
Express Scripts Inc. 2.75% 2014	1,000	1,024
Medco Health Solutions, Inc. 2.75% 2015	6,305	6,516
Express Scripts Inc. 3.125% 2016	23,564	24,636
Express Scripts Inc. 2.65% 2017	2,595	2,671
Express Scripts Inc. 7.25% 2019	8,985	11,009
Express Scripts Inc. 4.75% 2021	1,000	1,076
Express Scripts Inc. 3.90% 2022	9,500	9,696
Express Scripts Inc. 6.125% 2041	1,750	2,074
Quintiles, Term Loan B-2, 4.50% 2018[6,8,9]	55,544	55,984
VWR Funding, Inc. 7.25% 2017	41,695	43,780
Humana Inc. 4.625% 2042	45,000	41,075
AbbVie Inc. 1.75% 2017[5]	8,500	8,411
AbbVie Inc. 2.90% 2022[5]	12,500	11,914
AbbVie Inc. 4.40% 2042[5]	20,520	19,552
HCA Inc. 6.375% 2015	7,400	7,835
HCA Inc., Term Loan B5, 3.026% 2017[6,8,9]	6,292	6,319
HCA Inc. 6.50% 2020	22,595	24,967
Patheon Inc., Term Loan B1, 7.25% 2018[6,8,9]	33,849	34,484
Symbion Inc. 8.00% 2016	32,230	34,083
Novartis Capital Corp. 4.125% 2014	17,250	17,573
Novartis Capital Corp. 2.90% 2015	14,000	14,590
Novartis Securities Investment Ltd. 5.125% 2019	750	866
Boston Scientific Corp. 6.40% 2016	21,735	24,466
Boston Scientific Corp. 6.00% 2020	7,250	8,284
Coventry Health Care, Inc. 6.30% 2014	8,370	8,837
Aetna Inc. 1.50% 2017	11,335	11,082
Aetna Inc. 2.75% 2022	13,000	12,079
Roche Holdings, Inc. 6.00% 2019[5]	14,250	17,050
Roche Holdings, Inc. 7.00% 2039[5]	8,750	11,932
Select Medical Holdings Corp. 6.375% 2021[5]	27,245	26,564
Cardinal Health, Inc. 4.00% 2015	3,000	3,174
Cardinal Health, Inc. 5.80% 2016	10,000	11,397
Cardinal Health, Inc. 1.90% 2017	740	736
Cardinal Health, Inc. 1.70% 2018	9,125	8,892
Cardinal Health, Inc. 3.20% 2023	1,745	1,648
Centene Corp. 5.75% 2017	23,240	24,663
Bausch & Lomb Inc. 9.875% 2015	8,616	8,896
Bausch & Lomb Inc., Bridge Loan, 6.25% 2018[6,7,8,9]	15,655	15,675
Grifols Inc. 8.25% 2018	21,643	23,510
Gilead Sciences, Inc. 3.05% 2016	10,265	10,893
Gilead Sciences, Inc. 4.40% 2021	10,010	10,743
Gilead Sciences, Inc. 5.65% 2041	465	525
UnitedHealth Group Inc. 6.00% 2017	12,430	14,290
UnitedHealth Group Inc. 1.625% 2019	4,500	4,353
UnitedHealth Group Inc. 2.75% 2023	660	621
UnitedHealth Group Inc. 2.875% 2023	1,500	1,418
UnitedHealth Group Inc. 3.95% 2042	210	186
Baxter International Inc. 1.85% 2018	5,180	5,178
Baxter International Inc. 3.20% 2023	9,000	8,845
Baxter International Inc. 4.50% 2043	2,000	2,014
Catalent Pharma Solutions Inc., Term Loan, 6.50% 2017[6,8,9]	15,430	15,507
INC Research LLC 11.50% 2019[5]	13,990	14,969
McKesson Corp. 0.95% 2015	1,135	1,138
Bonds, notes & other debt instruments
	Principal amount	Value
Health care (continued)	(000)	(000)

McKesson Corp. 3.25% 2016	$ 7,525	$ 7,956
McKesson Corp. 1.40% 2018	745	726
McKesson Corp. 4.75% 2021	3,475	3,821
McKesson Corp. 2.70% 2022	405	381
McKesson Corp. 2.85% 2023	650	616
Teva Pharmaceutical Financial IV LLC, 2.25% 2020	14,405	13,775
GlaxoSmithKline Capital Inc. 1.50% 2017	10,160	10,165
GlaxoSmithKline Capital Inc. 4.20% 2043	3,250	3,087
Merck & Co., Inc. 1.10% 2018	6,710	6,521
Merck & Co., Inc. 2.80% 2023	3,500	3,341
Merck & Co., Inc. 4.15% 2043	3,250	3,075
Multiplan Inc. 9.875% 2018[5]	11,200	12,460
WellPoint, Inc. 6.00% 2014	10,000	10,284
WellPoint, Inc. 2.30% 2018	1,370	1,369
Apria Healthcare Group Inc., Term Loan B, 6.75% 2020[6,8,9]	11,152	11,257
HealthSouth Corp. 5.75% 2024	10,537	10,418
Rotech Healthcare Inc. 10.50% 2018[10]	19,690	10,140
Surgical Care Affiliates, Inc. 10.00% 2017[5]	9,500	9,856
Endo Pharmaceuticals Holdings Inc. 7.00% 2019	2,450	2,573
Endo Pharmaceuticals Holdings Inc. 7.00% 2020	6,350	6,668
Tenet Healthcare Corp. 4.375% 2021[5]	1,035	953
Tenet Healthcare Corp. 4.50% 2021[5]	7,040	6,582
DENTSPLY International Inc. 2.75% 2016	5,620	5,779
Catholic Health Initiatives, Series 2012, 1.60% 2017	1,000	981
		1,208,698
Materials 1.05%

FMG Resources 7.00% 2015[5]	10,150	10,429
FMG Resources 6.375% 2016[5]	3,000	3,049
FMG Resources 6.00% 2017[5]	56,380	56,662
FMG Resources 6.875% 2018[5]	38,835	39,757
FMG Resources 8.25% 2019[5]	13,425	14,230
FMG Resources 6.875% 2022[5]	2,000	1,987
ArcelorMittal 4.25% 2015[6]	4,000	4,135
ArcelorMittal 5.00% 2017[6]	15,680	16,229
ArcelorMittal 6.00% 2021[6]	7,430	7,541
ArcelorMittal 6.75% 2022[6]	33,295	34,627
ArcelorMittal 7.25% 2041[6]	50,296	47,090
Xstrata Canada Financial Corp. 2.85% 2014[5]	5,000	5,069
Glencore Xstrata LLC 1.70% 2016[5]	3,000	2,934
Xstrata Canada Financial Corp. 2.70% 2017[5,6]	7,500	7,333
Xstrata Canada Financial Corp. 3.60% 2017[5]	5,000	5,074
Glencore Xstrata LLC 1.628% 2019[5,6]	3,000	2,829
Glencore Xstrata LLC 2.50% 2019[5]	10,000	9,191
Xstrata Canada Financial Corp. 4.95% 2021[5]	11,500	11,280
Xstrata Canada Financial Corp. 4.25% 2022[5,6]	2,000	1,834
Glencore Xstrata LLC 4.125% 2023[5]	42,630	38,295
Inmet Mining Corp. 8.75% 2020[5]	52,272	55,147
Inmet Mining Corp. 7.50% 2021[5]	25,260	25,386
Reynolds Group Inc. 7.125% 2019	8,000	8,580
Reynolds Group Inc. 7.875% 2019	1,555	1,718
Reynolds Group Inc. 9.875% 2019	3,225	3,499
Reynolds Group Inc. 5.75% 2020	56,070	57,191
Rio Tinto Finance (USA) Ltd. 8.95% 2014	2,500	2,649
Bonds, notes & other debt instruments
	Principal amount	Value
Materials (continued)	(000)	(000)

Rio Tinto Finance (USA) Ltd. 1.375% 2016	$ 3,000	$ 3,001
Rio Tinto Finance (USA) Ltd. 2.25% 2016	9,000	9,228
Rio Tinto Finance (USA) Ltd. 1.625% 2017	8,500	8,381
Rio Tinto Finance (USA) Ltd. 2.25% 2018	12,330	12,057
Rio Tinto Finance (USA) Ltd. 9.00% 2019	3,000	3,919
Rio Tinto Finance (USA) Ltd. 2.875% 2022	4,000	3,688
Cliffs Natural Resources Inc. 3.95% 2018[2]	3,250	3,140
Cliffs Natural Resources Inc. 4.875% 2021[2]	30,242	27,762
Cliffs Natural Resources Inc. 6.25% 2040[2]	1,000	855
Ryerson Inc. 9.00% 2017[5]	18,525	19,335
Ryerson Inc. 11.25% 2018[5]	9,475	9,712
JMC Steel Group Inc. 8.25% 2018[5]	25,628	25,628
Consolidated Minerals Ltd. 8.875% 2016[5]	26,455	25,265
Newpage Corp., Term Loan B, 7.75% 2018[6,8,9]	24,745	25,219
International Paper Co. 7.40% 2014	12,500	13,208
International Paper Co. 7.30% 2039	5,615	7,105
U.S. Coatings Acquisition Inc. and Flash Dutch 2 BV, Term Loan B, 4.75% 2020[6,8,9]	12,194	12,330
U.S. Coatings Acquisition Inc. and Flash Dutch 2 BV 7.375% 2021[5]	7,310	7,602
Newcrest Finance Pty Ltd. 4.45% 2021[5]	11,165	9,889
Newcrest Finance Pty Ltd. 4.20% 2022[5]	9,920	8,420
Ball Corp. 5.75% 2021	8,615	9,175
Ball Corp. 5.00% 2022	4,915	4,952
Ball Corp. 4.00% 2023	1,050	965
Teck Resources Ltd. 4.75% 2022	5,745	5,722
Teck Resources Ltd. 6.25% 2041	1,750	1,660
Teck Resources Ltd. 5.20% 2042	2,000	1,662
Teck Resources Ltd. 5.40% 2043	5,360	4,629
BHP Billiton Finance (USA) Ltd. 5.50% 2014	11,730	12,125
Walter Energy, Inc. 9.875% 2020[5]	14,075	12,104
Georgia Gulf Corp. 4.625% 2021[5]	9,625	9,276
Georgia Gulf Corp. 4.875% 2023[5]	2,400	2,289
E.I. du Pont de Nemours and Co. 0.693% 2014[6]	10,000	10,029
Ecolab Inc. 3.00% 2016	7,455	7,824
Ecolab Inc. 4.35% 2021	1,000	1,059
Ecolab Inc. 5.50% 2041	750	824
Praxair, Inc. 4.375% 2014	1,000	1,025
Praxair, Inc. 1.05% 2017	8,500	8,289
OMNOVA Solutions Inc. 7.875% 2018	8,500	9,010
PQ Corp. 8.75% 2018[5]	7,700	8,162
Smurfit Capital Funding PLC 7.50% 2025	7,125	7,820
LSB Industries, Inc. 7.75% 2019[5]	7,000	7,157
Taminco Global Chemical Corp. 9.75% 2020[5]	4,940	5,595
MacDermid Inc., Term Loan B, 7.75% 2020[6,8,9]	5,250	5,329
Anglo American Capital PLC 2.15% 2013[5]	5,000	5,009
Dow Chemical Co. 5.25% 2041	4,000	4,114
Graphic Packaging International, Inc. 4.75% 2021	3,550	3,452
Caraustar, Term Loan, 7.50% 2019[6,8,9]	3,120	3,150
Packaging Dynamics Corp. 8.75% 2016[5]	2,865	2,937
Arbermarle Corp. 5.10% 2015	2,570	2,724
Crown Holdings, Inc. 4.50% 2023[5]	2,315	2,170
Holcim Ltd. 6.00% 2019[5]	1,607	1,824
Ardagh Packaging Finance 4.875% 2022[5]	1,845	1,799
Airgas, Inc. 7.125% 2018	1,250	1,297
		874,647
Bonds, notes & other debt instruments
	Principal amount	Value
Information technology 1.02%	(000)	(000)

First Data Corp. 11.25% 2016	$68,705	$ 68,705
First Data Corp., Term Loan 1L, 4.191% 2017[6,8,9]	20,072	20,106
First Data Corp. 7.375% 2019[5]	28,325	29,883
First Data Corp. 6.75% 2020[5]	16,450	17,252
First Data Corp. 8.25% 2021[5]	34,480	36,204
First Data Corp. 11.75% 2021[5]	68,495	65,755
First Data Corp. 12.625% 2021	33,089	36,439
First Data Corp. 8.75% 2022[5,6,7]	85,616	90,539
SRA International, Inc., Term Loan B, 6.50% 2018[6,8,9]	70,195	70,546
SRA International, Inc. 11.00% 2019	58,195	60,959
Freescale Semiconductor, Inc. 10.125% 2016	4,500	4,635
Freescale Semiconductor, Inc. 9.25% 2018[5]	18,000	19,597
Freescale Semiconductor, Inc. 10.125% 2018[5]	8,252	9,077
Freescale Semiconductor, Inc. 5.00% 2021[5]	37,015	35,812
SunGard Data Systems Inc. 7.375% 2018	35,625	37,941
SunGard Data Systems Inc. 7.625% 2020	26,540	28,929
International Business Machines Corp. 1.95% 2016	10,000	10,337
International Business Machines Corp. 2.00% 2016	35,000	36,073
International Business Machines Corp. 1.625% 2020	12,500	11,764
International Business Machines Corp. 3.375% 2023	4,000	3,999
Jabil Circuit, Inc. 8.25% 2018	20,925	24,848
Jabil Circuit, Inc. 5.625% 2020	10,650	11,209
Lawson Software, Inc. 9.375% 2019	25,800	28,961
Ceridian Corp. 11.25% 2015	15,000	15,338
Oracle Corp. 2.375% 2019	12,000	12,103
Oracle Corp 3.625% 2023	2,285	2,317
Hughes Satellite Systems Corp. 6.50% 2019	9,550	10,195
Hughes Satellite Systems Corp. 7.625% 2021	1,175	1,278
Serena Software, Inc. 10.375% 2016	10,776	10,776
Cisco Systems, Inc. 2.90% 2014	10,000	10,324
Xerox Corp. 6.40% 2016	768	859
Xerox Corp. 2.95% 2017	7,940	8,183
Xerox Corp. 6.75% 2017	360	415
NXP BV and NXP Funding LLC 3.75% 2018[5]	7,100	7,029
Alcatel-Lucent USA Inc. 8.875% 2020[5]	4,725	4,725
Samsung Electronics America, Inc. 1.75% 2017[5]	3,500	3,469
Compucom Systems Inc., 7.00% 2021[5]	1,425	1,400
		847,981
Consumer staples 0.85%

Altria Group, Inc. 9.70% 2018	6,081	8,154
Altria Group, Inc. 9.25% 2019	18,542	24,737
Altria Group, Inc. 4.75% 2021	2,500	2,695
Altria Group, Inc. 2.95% 2023	3,230	3,001
Altria Group, Inc. 9.95% 2038	23,500	35,375
Altria Group, Inc. 4.25% 2042	23,000	19,721
Altria Group, Inc. 4.50% 2043	12,500	11,134
Anheuser-Busch InBev NV 0.628% 2014[6]	15,150	15,190
Anheuser-Busch InBev NV 3.625% 2015	21,000	22,055
Anheuser-Busch InBev NV 4.125% 2015	10,000	10,508
Anheuser-Busch InBev NV 1.375% 2017	10,500	10,427
Anheuser-Busch InBev NV 1.25% 2018	2,500	2,453
Anheuser-Busch InBev NV 7.75% 2019	25,000	31,734
Kraft Foods Inc. 1.625% 2015	2,000	2,034
Bonds, notes & other debt instruments
	Principal amount	Value
Consumer staples (continued)	(000)	(000)

Kraft Foods Inc. 2.25% 2017	$ 5,500	$ 5,582
Kraft Foods Inc. 5.375% 2020	4,712	5,353
Kraft Foods Inc. 3.50% 2022	3,000	3,012
Kraft Foods Inc. 5.00% 2042	32,000	32,499
SABMiller Holdings Inc. 1.85% 2015[5]	2,000	2,029
SABMiller Holdings Inc. 2.45% 2017[5]	14,865	15,259
SABMiller Holdings Inc. 3.75% 2022[5]	22,500	22,979
SABMiller Holdings Inc. 4.95% 2042[5]	7,000	7,230
Pernod Ricard SA 2.95% 2017[5]	23,000	23,589
Pernod Ricard SA 4.45% 2022[5]	8,500	8,842
Pernod Ricard SA 5.50% 2042[5]	3,000	3,157
Rite Aid Corp. 10.25% 2019	19,590	22,284
Rite Aid Corp. 8.00% 2020	11,450	12,896
Constellation Brands, Inc. 8.375% 2014	2,175	2,371
Constellation Brands, Inc. 7.25% 2017	16,425	18,807
Constellation Brands, Inc. 3.75% 2021	1,750	1,641
Constellation Brands, Inc. 6.00% 2022	2,825	3,065
Constellation Brands, Inc. 4.25% 2023	8,250	7,796
Imperial Tobacco Finance PLC 2.05% 2018[5]	13,500	13,227
Imperial Tobacco Finance PLC 3.50% 2023[5]	12,500	11,860
Wal-Mart Stores, Inc. 2.875% 2015	10,000	10,400
Wal-Mart Stores, Inc. 2.80% 2016	10,000	10,541
Wal-Mart Stores, Inc. 4.00% 2043	4,000	3,706
British American Tobacco International Finance PLC 2.125% 2017[5]	10,500	10,642
British American Tobacco International Finance PLC 9.50% 2018[5]	8,705	11,686
Coca-Cola Co. 1.50% 2015	10,590	10,820
Coca-Cola Co. 1.80% 2016	10,000	10,274
Stater Bros. Holdings Inc. 7.75% 2015	11,325	11,396
Stater Bros. Holdings Inc. 7.375% 2018	8,575	9,132
ConAgra Foods, Inc. 1.30% 2016	2,295	2,303
ConAgra Foods, Inc. 1.90% 2018	4,365	4,343
ConAgra Foods, Inc. 3.20% 2023	9,980	9,579
ConAgra Foods, Inc. 4.65% 2043	2,200	2,112
Procter & Gamble Co. 3.50% 2015	17,250	18,035
Unilever Capital Corp. 3.65% 2014	17,500	17,791
PepsiCo, Inc. 3.10% 2015	10,000	10,368
PepsiCo, Inc. 2.50% 2016	5,000	5,207
General Mills, Inc. 0.624% 2014[6]	15,000	15,030
Reynolds American Inc. 3.25% 2022	11,150	10,586
Reynolds American Inc. 4.75% 2042	3,000	2,736
Tyson Foods, Inc. 6.60% 2016[6]	11,500	12,986
Diageo Capital PLC 5.50% 2016	11,161	12,635
Kimberly-Clark Corp. 7.50% 2018	9,000	11,390
Heineken NV 1.40% 2017[5]	7,485	7,328
Heineken NV 2.75% 2023[5]	4,000	3,673
Philip Morris International Inc. 1.125% 2017	1,000	979
Philip Morris International Inc. 2.625% 2023	10,500	9,809
Smithfield Foods, Inc. 7.75% 2017	2,000	2,268
Smithfield Foods, Inc. 5.25% 2018[5]	1,500	1,508
Smithfield Foods, Inc. 5.875% 2021[5]	3,250	3,266
Smithfield Foods, Inc. 6.625% 2022	3,400	3,604
Kraft Foods Inc. 6.125% 2018	2,500	2,914
Kraft Foods Inc. 5.375% 2020	5,479	6,190
Del Monte Corp. 7.625% 2019	6,125	6,431
Bonds, notes & other debt instruments
	Principal amount	Value
Consumer staples (continued)	(000)	(000)

Brasil Foods SA 5.875% 2022[5]	$ 3,250	$ 3,307
Brasil Foods SA 5.875% 2022	1,500	1,526
Wesfarmers Ltd. 1.874% 2018[5]	4,250	4,169
TreeHouse Foods, Inc. 7.75% 2018	3,100	3,309
		706,675
Utilities 0.68%

TXU, Term Loan, 3.695% 2014[6,8,9]	3,000	2,151
TXU, Term Loan, 4.695% 2017[6,8,9]	81,204	57,160
Texas Competitive Electric Holdings Co. LLC 11.50% 2020[5]	28,935	21,846
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	26,800	33,579
CMS Energy Corp. 6.25% 2020	20,000	23,285
Consumers Energy Co. 2.85% 2022	11,538	11,268
CMS Energy Corp. 5.05% 2022	8,817	9,628
Electricité de France SA 5.50% 2014[5]	19,000	19,429
Electricité de France SA 6.95% 2039[5]	8,000	9,875
Electricité de France SA 5.25% (undated)[5,6]	25,505	24,434
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	13,700	15,267
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	11,839	14,797
NV Energy, Inc 6.25% 2020	17,500	20,677
AES Corp. 7.75% 2015	10,000	11,150
AES Corp. 8.00% 2017	4,000	4,660
AES Corp. 8.00% 2020	7,000	8,138
AES Corp. 7.375% 2021	10,125	11,492
MidAmerican Energy Co. 5.95% 2017	10,625	12,294
PacifiCorp., First Mortgage Bonds, 5.65% 2018	5,500	6,444
MidAmerican Energy Holdings Co. 5.75% 2018	10,000	11,704
MidAmerican Energy Holdings Co. 5.95% 2037	3,375	3,824
FirstEnergy Corp., Series A, 2.75% 2018	10,600	10,279
FirstEnergy Corp., Series B, 4.25% 2023	21,465	19,652
NRG Energy, Inc. 8.25% 2020	3,850	4,293
NRG Energy, Inc. 6.625% 2023	24,000	24,720
Progress Energy, Inc. 7.00% 2031	3,000	3,668
Progress Energy, Inc. 7.75% 2031	3,000	3,912
Duke Energy Indiana, Inc. 4.90% 2043	17,000	17,773
E.ON International Finance BV 5.80% 2018[5]	17,000	19,715
CenterPoint Energy Resources Corp. 4.50% 2021	16,130	17,501
American Electric Power Co. 1.65% 2017	2,295	2,248
American Electric Power Co. 2.95% 2022	16,085	15,092
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 2017	10,000	11,350
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 2017[5]	4,000	4,540
Eskom Holdings Ltd. 5.75% 2021[5]	6,820	6,718
Eskom Holdings Ltd. 6.75% 2023[5]	5,000	4,993
Midwest Generation, LLC, Series B, 8.56% 2016[8,10]	9,761	9,151
Entergy Corp. 4.70% 2017	8,000	8,514
National Rural Utilities Cooperative Finance Corp. 1.00% 2015	8,250	8,307
Teco Finance, Inc. 4.00% 2016	227	242
Teco Finance, Inc. 5.15% 2020	5,172	5,685
Virginia Electric and Power Co., Series B, 5.95% 2017	4,500	5,255
Public Service Co. of Colorado 3.20% 2020	10	10
Xcel Energy Inc. 4.70% 2020	4,657	5,182
Northern States Power Co., First Mortgage Bonds, 7.125% 2025	14	18
AES Panamá, SA 6.35% 2016[5]	4,727	5,188
Israel Electric Corp. Ltd. 8.10% 2096[5]	4,905	4,960
Bonds, notes & other debt instruments
	Principal amount	Value
Utilities (continued)	(000)	(000)

National Grid PLC 6.30% 2016	$ 4,000	$ 4,544
CEZ, a s 4.25% 2022[5]	2,820	2,788
Enel Finance International SA 6.00% 2039[5]	3,000	2,720
Colbun SA 6.00% 2020[5]	2,000	2,144
Veolia Environnement 6.00% 2018	1,250	1,445
Iberdrola Finance Ireland 5.00% 2019[5]	1,060	1,111
		566,820
Federal agency bonds & notes 0.32%

Freddie Mac 2.50% 2016	22,500	23,673
Freddie Mac 1.00% 2017	56,000	55,619
Freddie Mac 0.75% 2018	9,000	8,725
Freddie Mac, Series K711, Class A2, multifamily 1.73% 2019	11,000	10,667
Freddie Mac, Series K712, Class A2, multifamily 1.869% 2019	7,265	7,012
Freddie Mac, Series K710, Class A2, multifamily 1.883% 2019	6,906	6,760
Freddie Mac, Series K709, Class A2, multifamily 2.086% 2019	5,880	5,847
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022	8,000	7,484
Freddie Mac, Series K023, Class A2, multifamily 2.307% 2022	8,995	8,305
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022	8,280	7,756
Freddie Mac, Series K025, Class A2, multifamily 2.682% 2022	7,000	6,657
Freddie Mac, Series K028, Class A2, multifamily 3.111% 2023	9,800	9,595
Fannie Mae, Series 2012-M17, Class A2, multifamily 2.184% 2022	8,000	7,431
Fannie Mae, Series 2012-M14, Class A2, multifamily 2.301% 2022[6]	4,285	3,953
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022	12,231	11,583
Fannie Mae, Series 2012-M5, Class A2, multifamily 2.715% 2022	7,000	6,757
Fannie Mae 6.25% 2029	32,000	41,515
Fannie Mae 7.125% 2030	1,500	2,112
CoBank, ACB 7.875% 2018[5]	10,000	12,293
CoBank, ACB 0.873% 2022[5,6]	8,315	7,544
United States Agency for International Development, Republic of Egypt 4.45% 2015	10,000	10,830
Tennessee Valley Authority, Series A, 3.875% 2021	850	919
Tennessee Valley Authority 1.875% 2022	850	768
Tennessee Valley Authority, Series 2008, Class A, 4.875% 2048	700	709
		264,514
Bonds & notes of governments & government agencies outside the U.S. 0.09%

Polish Government 5.25% 2014	1,500	1,532
Polish Government 6.375% 2019	13,385	15,693
Polish Government 5.00% 2022	3,000	3,225
Israeli Government 5.125% 2019	3,000	3,433
Israeli Government 4.00% 2022	8,500	8,907
Croatian Government 6.75% 2019	4,800	5,257
Croatian Government 6.375% 2021	5,000	5,313
Croatian Government 5.50% 2023[5]	625	622
France Government Agency-Guaranteed, Société Finance 2.875% 2014[5]	10,000	10,294
Turkey (Republic of) 5.625% 2021	5,400	5,724
Turkey (Republic of) 6.75% 2040	2,500	2,672
Turkey (Republic of) 4.875% 2043	1,200	1,005
Russian Federation 3.25% 2017	3,000	3,110
Russian Federation 3.25% 2017[5]	2,800	2,902
Russian Federation 7.50% 2030[8]	1,021	1,199
Latvia (Republic of) 2.75% 2020	4,250	4,016
Hungarian Government 6.25% 2020	3,410	3,615
		78,519
Bonds, notes & other debt instruments
	Principal amount	Value
Asset-backed obligations[8] 0.05%	(000)	(000)

Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[5]	$ 8,500	$ 8,437
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017	6,880	7,165
First Horizon ABS Trust, Series 2006-HE2, Class A, FSA insured, 0.32% 2026[6]	2,109	1,861
First Horizon ABS Trust, Series 2007-HE1, Class A, FSA insured, 0.32% 2029[6]	4,606	4,238
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.331% 2037[6]	2,368	1,963
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, 0.341% 2037[6]	4,176	3,512
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-3, AMBAC insured, 4.80% 2035[5]	2,569	2,643
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-4, AMBAC insured, 5.20% 2035[5,6]	1,145	1,237
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029	13,630	2,533
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 0.29% 2037[6]	14,224	2,344
IndyMac Home Equity Mortgage Loan Asset-backed Trust,
Series 2007-H1, Class A-1, FSA insured, 0.35% 2037[6]	2,397	2,085
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[6]	1,340	1,391
		39,409
Municipals 0.04%

State of California, Various Purpose General Obligation Bonds, 6.20% 2019	24,675	28,745
State of New Jersey, Economic Development Authority, Energy Facility Revenue Bonds
(ACR Energy Partners, LLC Project), Series 2011-B, 12.00% 2030[5]	1,875	1,785
		30,530
Miscellaneous 0.04%

Other bonds, notes & other debt instruments in initial period of acquisition		28,832
Total bonds, notes & other debt instruments (cost: $17,578,451,000)		18,243,010

Short-term securities 4.98%

Freddie Mac 0.09%–0.16% due 8/1/2013–6/10/2014	1,352,900	1,352,224
Federal Home Loan Bank 0.07%–0.18% due 8/2/2013–6/20/2014	827,740	827,384
Fannie Mae 0.06%–0.16% due 8/15/2013–3/3/2014	789,739	789,451
General Electric Capital Corp. 0.14%–0.17% due 9/10–10/28/2013	132,900	132,879
General Electric Co. 0.10% due 9/16/2013	55,500	55,492
Federal Farm Credit Banks 0.13%–0.18% due 9/25/2013–5/15/2014	181,300	181,216
Coca-Cola Co. 0.13%–0.19% due 8/20–12/18/2013[5]	171,450	171,427
Wells Fargo & Co. 0.15%–0.18% due 8/14–12/16/2013	155,000	154,889
Procter & Gamble Co. 0.10%–0.14% due 8/16–11/5/2013[5]	90,000	89,989
Private Export Funding Corp. 0.235%–0.245% due 8/30/2013–2/13/2014[5]	88,100	88,046
Chariot Funding, LLC 0.24%–0.25% due 10/29–12/11/2013[5]	41,900	41,876
Jupiter Securitization Co., LLC 0.25% due 10/4/2013[5]	15,500	15,496
Wal-Mart Stores, Inc. 0.09%–0.11% due 8/13–9/10/2013[5]	52,200	52,198
ExxonMobil Corp. 0.085% due 8/5/2013	50,000	49,999
Merck & Co. Inc. 0.12% due 9/19/2013[5]	50,000	49,996
U.S. Treasury Bill 0.176% due 9/19/2013	42,300	42,299
Google Inc. 0.14% due 9/10/2013[5]	25,000	24,996
National Rural Utilities Cooperative Finance Corp. 0.10% due 8/2/2013	24,300	24,300
Abbott Laboratories 0.11% due 8/27/2013[5]	3,600	3,600
Total short-term securities (cost: $4,147,278,000)		4,147,757
Total investment securities (cost: $69,795,547,000)		83,462,487
Other assets less liabilities		(180,203)
Net assets		$83,282,284

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $218,340,000, which represented .26% of the net assets of the fund.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

		Cost	Value	Percent of
	Acquisition date(s)	(000)	(000)	net assets

Beech Holdings, LLC	11/21/2008–2/15/2013	$ 142,477	$ 94,574.11%
Revel AC, Inc.	2/14/2011–10/25/2012	56,224	26,406.03
CEVA Group PLC, Series A-2, 2.268% convertible preferred	5/2/2013	13,171	12,370.02
NewPage Holdings Inc.	9/17/2009–9/9/2011	24,366	12,114.01
Total restricted securities		$236,238	$145,464.17%

[5]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,027,287,000, which represented 6.04% of the net assets of the fund.
[6]	Coupon rate may change periodically.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $957,538,000, which represented 1.15% of the net assets of the fund.
[10]	Scheduled interest and/or principal payment was not received.
[11]	Index-linked bond whose principal amount moves with a government price index.
[12]	Step bond; coupon rate will increase at a later date.

Key to abbreviations

ADR = American Depositary Receipts

FDR = Fiduciary Depositary Receipts

GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-006-0913O-S37723

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

The Income Fund of America:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Income Fund of America (the “Fund”) as of July 31, 2013, and for the year then ended and have issued our report thereon dated September 9, 2013, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of July 31, 2013, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

September 9, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INCOME FUND OF AMERICA

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 30, 2013

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: September 30, 2013